                                                                 Exhibit 3(a)(1)

                                                                [CONFORMED COPY]

                         CERTIFICATE OF INCORPORATION
                                      OF
                            TENNECO HOLDINGS, INC.

                                   * * * * *

  FIRST: The name of the corporation is Tenneco Holdings, Inc.

  SECOND: The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

  THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

  FOURTH: The total number of shares of all classes of stock which the corporation shall be authorized to issue is 415,000,000 shares, divided into 15,000,000 shares of Preferred Stock, without par value (herein called "Preferred Stock"), 50,000,000 shares of Junior Preferred Stock, without par value ( herein called "Junior Preferred Stock"), and 350,000,000 shares of Common Stock, of the par value of $5 per share (herein called "Common Stock").

  The following is a statement of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of the classes of stock of the corporation.

                                      I.

  l. The Preferred Stock may be issued in one or more series. The designations, preferences and relative, participating, optional, or other special rights, and the qualifications, limitations or restrictions thereof, of the Preferred Stock of each series shall be such as are stated and expressed herein and, to the extent not stated and expressed herein, shall be such as may be fixed by the Board of Directors (authority so to do being hereby expressly granted) and stated and expressed in a resolution or resolutions adopted by the Board of Directors providing for the issue of Preferred Stock of such series. Such resolution or resolutions shall (a) specify the series to which such Preferred Stock shall belong, (b) fix the dividend rate therefor, (c) fix the amount which the holders of the Preferred Stock of such series shall be entitled to be paid in the event of a voluntary or involuntary liquidation, dissolution or winding up of the corporation, provided that such amount in the event of an involuntary liquidation shall not exceed $100 per share, (d) state whether or not the Preferred Stock of such series shall be redeemable and at what times and under what conditions and the amount or amounts payable thereon in the event of redemption; and may, in a manner not inconsistent with the provisions of this Article FOURTH, (i) limit the number of shares of such series which may be issued, (ii) provide for a sinking fund for the purchase or redemption, or a purchase fund for the purchase, of shares of such series and the terms and provisions governing the operation of any such fund and the status as to reissuance of shares of Preferred Stock purchased or otherwise reacquired or redeemed or retired through the operation thereof, and that so long as the corporation is in default as to such sinking or purchase fund the corporation shall not (with such exceptions, if any, as may be provided) pay any dividends upon or purchase or redeem shares of capital stock ranking junior to the Preferred Stock with respect to dividends or distributions of assets upon liquidation (referred to in this Part I of Article FOURTH as "stock ranking junior to the Preferred Stock"), (iii) grant voting rights to the holders of shares of such series in addition to and not inconsistent with those granted by this Part I of Article FOURTH to the holders of Preferred Stock, and in the absence of such grant the holders of such series of Preferred Stock shall have no such additional voting rights, (iv) impose conditions or restrictions upon the creation of indebtedness of the corporation or upon the issue of additional Preferred Stock or other capital stock ranking on a parity therewith or prior thereto with respect to dividends or distribution of assets upon liquidation, (v) impose conditions or restrictions upon the payment of dividends upon, or the making of other distributions to, or the acquisition of, stock ranking junior to the Preferred Stock, (vi) grant to the holders of the Preferred Stock of such series the right to convert such stock into shares of stock ranking junior to the Preferred Stock, and (vii) grant such other special rights to the holders of shares of such series as the Board of Directors may determine and as shall not be inconsistent with the provisions of this Article FOURTH. The term "fixed for such series" and similar terms as used in this Part I of Article FOURTH shall mean stated and expressed in this Part I of Article FOURTH or in a resolution or resolutions adopted by the Board of Directors providing for the issue of Preferred Stock of the series referred to therein.

  2. The holders of the Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any funds legally available therefor, cumulative preferential dividends in cash, at the rate per annum fixed for such series, and no more, payable quarter-yearly on the last days of March, June, September and December in each year to the stockholders of record on a date, not exceeding fifty days preceding each such dividend payment date, fixed for the purpose by the Board of Directors in advance of payment of each particular dividend. Dividends on shares of the Preferred Stock shall accrue from the date of issuance, or from such other date or dates as may be fixed by the Board of Directors for any series, and shall be cumulative. Each share of Preferred Stock shall rank on a parity with each other share of Preferred Stock, irrespective of series, with respect to preferential dividends at the respective rates fixed for such series, and no dividend shall be declared or paid or set apart for payment for the Preferred Stock of any series unless at the same time a dividend in like proportion to the dividends accrued upon the Preferred Stock of each other series shall be declared or paid or set apart for payment, as the case may be, on Preferred Stock of each other series then outstanding.

  3. So long as any shares of Preferred Stock shall remain outstanding, in no event shall any dividends whatsoever, whether in cash, stock, or otherwise, be paid or declared, or any distribution be made, on any class of stock ranking junior to the Preferred Stock, nor shall any shares of stock ranking junior to the Preferred Stock be purchased, retired or otherwise acquired for a valuable consideration by the corporation, unless all dividends on the Preferred Stock for all past quarter-yearly dividend periods shall have been paid, or declared and a sum sufficient for the payment thereof set apart, and the full dividend thereon for the then current quarter-yearly dividend period shall have been paid or declared.

  4. The corporation at the option of the Board of Directors may redeem the Preferred Stock of any series which by its terms is redeemable, at the time or times and on the terms and conditions fixed for such series, upon notice duly given as hereinafter provided, by paying therefor in cash the sum fixed for such series, together, in each case, with an amount equal to accrued and unpaid dividends thereon. The term "accrued and unpaid dividends" as used in this Part I of Article FOURTH with respect to Preferred Stock of any series shall mean dividends on all outstanding shares of Preferred Stock of such series at the rate fixed for such series, from the date or dates from which such dividends accrued to the date as of which accrued and unpaid dividends are being determined, less the aggregate amount of all dividends theretofore declared and paid or set apart for payment upon such outstanding Preferred Stock.

  At least thirty days' previous notice of any such redemption of Preferred Stock shall be mailed, addressed to the holders of record of the shares to be redeemed at their respective addresses as the same shall appear on the books of the corporation, and such notice may also be published in a newspaper printed in the English language and published daily for at least five days per calendar week (other than legal holidays) and of general circulation in the Borough of Manhattan, The City of New York, New York.

  In case of the redemption of only part of the Preferred Stock of any series at the time outstanding, subject to the limitations and provisions herein contained, the shares to be redeemed may be selected pro rata, or by lot, or by such other equitable method as may be determined by the Board of Directors, and the Board of Directors shall have full power and authority to prescribe the manner in which the redemption shall be conducted.

  If such notice of redemption shall have been duly given by publication as aforesaid at least thirty days prior to the redemption date, and if on or before the redemption date specified in such notice all funds necessary for such redemption shall have been set aside by the corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares so called for redemption, so as to be and continue to be available therefor, then, notwithstanding that any certificate for shares of Preferred Stock so called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding, the right to receive dividends thereon shall cease to accrue from and after the date of redemption so designated and all rights with respect to such shares of Preferred Stock so called for redemption shall forthwith on such redemption date cease and terminate except only the right of the holders thereof to receive the redemption price of such shares so to be redeemed, but without interest thereon.

  The corporation may, however, prior to the redemption date specified in the notice of redemption, deposit in trust for the account of the holders of the Preferred Stock to be redeemed, with a bank or trust company in good standing organized under the laws of the United States of America or of the State of New York, doing business in the Borough of Manhattan, The City of New York, having a capital, surplus and undivided profits aggregating at least $50,000,000, designated in such notice of redemption, all funds necessary for such redemption, together with irrevocable written instructions authorizing such bank or trust company, on behalf and at the expense of the corporation, to cause the notice of redemption to be duly mailed and, at the option of the corporation, the publication of such notice to be made as herein provided at least thirty days prior to the redemption date, and thereupon, notwithstanding that any certificate for shares of Preferred Stock so called for redemption shall not have been surrendered for cancellation, all shares of Preferred Stock with respect to which such deposit shall have been made shall no longer be deemed to be outstanding and all rights with respect to such shares of Preferred Stock shall forthwith upon such deposit in trust cease and terminate, except only the right of the holders thereof to receive from such bank or trust company, at any time after the time of such deposit, the redemption price of such shares so to be redeemed.

  Any moneys so deposited by the corporation and unclaimed at the end of six months from the date fixed for such redemption shall be repaid to the corporation upon its request expressed in a resolution of its Board of Directors, after which repayment the holders of the shares so called for redemption shall look only to the corporation for payment thereof.

  5. (A) So long as any shares of Preferred Stock are outstanding the corporation shall not, without the consent of the holders of at least two-thirds of the number of shares of Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by vote at an annual meeting or a special meeting called for the purpose, amend, alter or repeal any of the provisions of this Article FOURTH (other than provisions relating exclusively to the shares of Preferred Stock of a particular series) so as to affect adversely the rights, powers or preferences of Preferred Stock or of the holders thereof; and so long as any shares of any particular series of Preferred Stock are outstanding the corporation shall not, without the consent of the holders of at least two-thirds of the number of shares of Preferred Stock of such series at the time outstanding, given in person or by proxy, either in writing or by a vote at an annual meeting or a special meeting called for the purpose, amend, alter or repeal any of the provisions of this Article FOURTH or of any resolution or resolutions relating exclusively to the shares of Preferred Stock of such series, so as to affect adversely the rights, powers or preferences of the Preferred Stock of such series or the holders thereof.

  (B) So long as any shares of Preferred Stock are outstanding the corporation shall not, without the consent of the holders of at least a majority of the number of shares of Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by vote at an annual meeting or a special meeting called for that purpose:

     (a) create or authorize any class of stock ranking prior to the Preferred Stock in respect of dividends or distribution of assets on liquidation; or increase the authorized amount of any class of stock ranking prior to the Preferred Stock in respect of dividends or distribution of assets on liquidation; or create or authorize any obligation or security convertible into shares of stock of any class ranking prior to the Preferred Stock in respect of dividends or distribution of assets on liquidation; or

     (b) sell, lease, transfer or convey all, or substantially all, of its property or business, or consolidate with or merge into any other corporation or corporations; provided, however, that this subparagraph shall not apply to any merger of another corporation into the corporation or to any mortgage, pledge or other hypothecation of property of the corporation.

  (C) So long as any shares of Preferred Stock are outstanding the corporation shall not, without the consent of the holders of at least a majority of the number of shares of Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by vote at an annual meeting or a special meeting called for the purpose:

     (a) create or authorize any class of stock ranking on a parity with the Preferred Stock in respect of dividends or distribution of assets on liquidation; or

     (b) increase the authorized amount of the Preferred Stock or of any class of stock ranking on a parity with the Preferred Stock in respect of dividends or distributions of assets on liquidation; or

     (c) create or authorize any obligation or security convertible into shares of Preferred Stock or shares of stock of any class ranking on a parity with the Preferred Stock in respect of dividends or distribution of assets on liquidation.

  (D) So long as any shares of Preferred Stock are outstanding the corporation shall not purchase, redeem or otherwise acquire for value any shares of Preferred Stock or of any other stock ranking on a parity with the Preferred Stock in respect of dividends or distribution of assets on liquidation during the continuance of any default in the payment of dividends on the Preferred Stock without the consent, given in person or by proxy or by vote at an annual meeting or at a special meeting called for that purpose, of the holders of at least a majority of the number of shares of Preferred Stock present in person or by proxy at such meeting, provided that a quorum, consisting of at least a majority of the then outstanding shares of Preferred Stock, is present.

 (E) Any action specified in this subdivision 5 as requiring the consent of the holders of at least a specified proportion of the number of shares of Preferred Stock or of any particular series thereof at the time outstanding or represented at a meeting may be taken with such consent and with such additional vote or consent, if any, of stockholders as may be from time to time required by this Certificate of Incorporation, as amended from time to time, or by law.

  6. In the event of any liquidation, dissolution or winding up of the affairs of the corporation, then, before any distribution or payment shall be made to the holders of any class of stock of the corporation ranking junior to the Preferred Stock, the holders of the Preferred Stock of the respective series shall be entitled to be paid in full the respective amounts fixed for such series. After such payment shall have been made in full to the holders of the Preferred Stock, the remaining assets and funds of the corporation shall be distributed among the holders of the stock of the corporation ranking junior to the Preferred Stock according to their respective rights. In the event that the assets of the corporation available for distribution to holders of Preferred Stock shall not be sufficient to make the payment herein required to be made in full, such assets shall be distributed to the holders of the respective shares of Preferred Stock pro rata in proportion to the amounts payable hereunder upon each share thereof.

  7. Except as otherwise provided in any resolution of the Board of Directors providing for the issuance of any particular series of Preferred Stock, Preferred Stock redeemed or otherwise acquired by the corporation shall assume the status of authorized but unissued Preferred Stock and may thereafter, subject to the provisions of this Part I of Article FOURTH and of any restrictions contained in any resolution of the Board of Directors providing for the issue of any particular series of Preferred Stock, be reissued in the same manner as other authorized but unissued Preferred Stock.

                                      II.

  1. The Junior Preferred Stock may be issued in one or more series. The designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Junior Preferred Stock of each series shall be such as are stated and expressed herein and, to the extent not stated and expressed herein, shall be such as may be fixed by the Board of Directors (authority so to do being hereby expressly granted) and stated and expressed in a resolution or resolutions adopted by the Board of Directors providing for the issue of Junior Preferred Stock of such series. Subject to the prior rights of the holders of the Preferred Stock as set forth in Part I of this Article FOURTH, such resolution or resolutions shall
(a) specify the series to which such Junior Preferred Stock shall belong, (b) state whether a dividend shall be payable in cash, stock or otherwise, whether such dividend shall be cumulative or non-cumulative and whether the Junior Preferred Stock of such series shall rank on a parity with or junior to other series of Junior Preferred Stock as to dividends, and fix the dividend rate therefor (or the manner of computing the rate of such dividends), (c) fix the amount which the holders of the Junior Preferred Stock of such series shall be entitled to be paid in the event of a voluntary or involuntary liquidation, dissolution or winding up of the corporation, (d) state whether or not the Junior Preferred Stock of such series shall be redeemable and at what times and under what conditions and the amount or amounts payable thereon in the event of redemption; and may, in a manner not inconsistent with the provisions of this Article FOURTH, (i) limit the number of shares of such series which may be issued, (ii) provide for a sinking fund for the purchase or redemption, or a purchase fund for the purchase, of shares of such series and the terms and provisions governing the operation of any such fund and the status as to reissuance of shares of Junior Preferred Stock purchased or otherwise reacquired or redeemed or retired through the operation thereof, and that so long as the corporation is in default as to such sinking or purchase fund the corporation shall not (with such exceptions, if any, as may be provided) pay any dividends upon or purchase or redeem shares of capital stock ranking junior to the Junior Preferred Stock with respect to dividends or distribution of assets upon liquidation (referred to in this Part II of Article FOURTH as "stock ranking junior to the Junior Preferred Stock"), (iii) grant voting rights to the holders of shares of such series in addition to and not inconsistent with those granted by this Part II of Article FOURTH to the holders of Junior Preferred Stock, and in the absence of such grant the holders of such series of Junior Preferred Stock shall have no such additional voting rights, (iv) impose conditions or restrictions upon the creation of indebtedness of the corporation or upon the issue of additional Junior Preferred Stock or other capital stock ranking on a parity therewith or prior thereto with respect to dividends or distribution of assets upon liquidation, (v) impose conditions or restrictions upon the payment of dividends upon, or the making of other distributions to, or the acquisition of, stock ranking junior to the Junior Preferred Stock, (vi) grant to the holders of the Junior Preferred Stock of such series the right to convert such stock into shares of stock ranking junior to the Junior Preferred Stock, and
(vii) grant such other special rights to the holders of shares of such series as the Board of Directors may determine and as shall not be inconsistent with the provisions of this Article FOURTH or the prior rights of the holders of Preferred Stock as set forth in Part I of this Article FOURTH. The term "fixed for such series" and similar terms as used in this Part II of Article FOURTH shall mean stated and expressed in this Part II of Article FOURTH or in a resolution or resolutions adopted by the Board of Directors providing for the issue of Junior Preferred Stock of the series referred to therein.

  2. So long as any shares of Junior Preferred Stock shall remain outstanding, in no event shall any dividends whatsoever, whether in cash, stock or otherwise, be paid or declared, or any distribution be made on any class of stock ranking junior to the Junior Preferred Stock, nor shall any shares of stock ranking junior to the Junior Preferred Stock be purchased, retired or otherwise acquired for a valuable consideration by the corporation, unless all dividends on the Junior Preferred Stock for all past periods shall have been paid, or declared and a sum sufficient for the payment of such dividends set apart, and the full dividend thereon for the then current dividend period shall have been paid or declared.

  3. (A) So long as any shares of Junior Preferred Stock are outstanding the corporation shall not, without the consent of the holders of at least two-thirds of the number of shares of Junior Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by vote at an annual meeting or a special meeting called for the purpose, amend, alter, or repeal any of the provisions of this Article FOURTH (other than provisions relating exclusively to the shares of Junior Preferred Stock of a particular series) so as to affect adversely the rights, powers or preferences of Junior Preferred Stock or of the holders thereof, and so long as any shares of any particular series of Junior Preferred Stock are outstanding the corporation shall not, without the consent of the holders of at least two-thirds of the number of shares of Junior Preferred Stock of such series at the time outstanding, given in person or by proxy, either in writing or by a vote at an annual meeting or a special meeting called for the purpose, amend, alter or repeal any of the provisions of this Article FOURTH (relating exclusively to the shares of Junior Preferred Stock of a particular series) or of any resolution or resolutions relating exclusively to the shares of Junior Preferred Stock of such series, so as to affect adversely the rights, powers or preferences of the Junior Preferred Stock of such series or the holders thereof.

  (B) So long as any shares of Junior Preferred Stock are outstanding the corporation shall not, without the consent of the holders of at least a majority of the number of shares of Junior Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by vote at an annual meeting or a special meeting called for that purpose:

     (a) create or authorize any additional class of stock ranking prior to the Junior Preferred Stock in respect of dividends or distribution of assets on liquidation; or increase the authorized amount of Preferred Stock or any additional class of stock ranking prior to the Junior Preferred Stock in respect of dividends or distribution of assets on liquidation; or create or authorize any obligation or security convertible into shares of Preferred Stock or shares of stock of any additional class ranking prior to the Junior Preferred Stock in respect of dividends or distribution of assets on liquidation; or

     (b) sell, lease, transfer or convey all, or substantially all, of its property or business, or consolidate with or merge into any other corporation or corporations; provided, however, that this subparagraph shall not apply to any merger of another corporation into the corporation or to any mortgage, pledge or other hypothecation of property of the corporation.

  (C) So long as any shares of Junior Preferred Stock are outstanding the corporation shall not, without the consent of the holders of at least a majority of the number of shares of Junior Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by vote at an annual meeting or a special meeting called for the purpose:

     (a) create or authorize any class of stock ranking on a parity with the Junior Preferred Stock in respect of dividends or distribution of assets on liquidation; or

     (b) increase the authorized amount of the Junior Preferred Stock or of any class of stock ranking on a parity with the Junior Preferred Stock in respect of dividends or distributions of assets on liquidation; or

     (c) create or authorize any obligation or security convertible into shares of Junior Preferred Stock or shares of stock of any class ranking on a parity with the Junior Preferred Stock in respect of dividends or distribution of assets on liquidation.

  (D) So long as any shares of Junior Preferred Stock are outstanding the corporation shall not purchase, redeem or otherwise acquire for value any shares of Junior Preferred Stock or of any other stock ranking on a parity with the Junior Preferred Stock in respect of dividends or distribution of assets on liquidation during the continuance of any default in the payment of dividends on the Junior Preferred Stock without the consent, given in person or by proxy or by vote at an annual meeting or at a special meeting called for that purpose, of the holders of at least a majority of the number of shares of Junior Preferred Stock present in person or by proxy at such meeting, provided that a quorum, consisting of at least a majority of the then outstanding shares of Junior Preferred Stock, is present.

  (E) Any action specified in this subdivision 3 as requiring the consent of the holders of at least a specified proportion of the number of shares of Junior Preferred Stock or of any particular series thereof at the time outstanding or represented at a meeting may be taken with such consent and with such additional vote or consent, if any, of stockholders as may be from time to time required by this Certificate of Incorporation, as amended from time to time, or by law.

  4. In the event of any liquidation, dissolution or winding up of the affairs of the corporation, then, before any distribution or payment shall be made to the holders of any class of stock of the corporation ranking junior to the Junior Preferred Stock, the holders of the Junior Preferred Stock of the respective series (subject to the rights of the Preferred Stock) shall be entitled to be paid in full the respective amounts fixed for such series. After such payment shall have been made in full to the holders of the Junior Preferred Stock, the remaining assets and funds of the corporation shall be distributed among the holders of the stock of the corporation ranking junior to the Junior Preferred Stock according to their respective rights. In the event that the assets of the corporation available for distribution to holders of Junior Preferred Stock shall not be sufficient to make the payment herein required to be made in full, such assets shall be distributed to the holders of the respective shares of Junior Preferred Stock pro rata in proportion to the amounts payable hereunder upon each share thereof.

  5. Except as otherwise provided in any resolution of the Board of Directors providing for the issuance of any particular series of Junior Preferred Stock, shares of Junior Preferred Stock redeemed or otherwise acquired by the corporation shall assume the status of authorized but unissued Junior Preferred Stock and may thereafter, subject to the provisions of this Part II of Article FOURTH and of any restrictions contained in any resolution of the Board of Directors providing for the issue of any particular series of Junior Preferred Stock, be reissued in the same manner as other authorized but unissued Junior Preferred Stock.

                                     III.

  Subject to the prior and superior rights of the Preferred Stock and Junior Preferred Stock, and on the conditions set forth in the foregoing Parts I and II of this Article FOURTH or in any resolution of the Board of Directors providing for the issuance of any particular series of Preferred Stock or Junior Preferred Stock, and not otherwise, such dividends (payable in cash, stock or otherwise) as may be determined by the Board of Directors may be declared and paid on the Common Stock from time to time out of any funds legally available therefor.

  Subject to the provisions of Parts I and II of this Article FOURTH, the holders of the Common Stock shall be entitled to one vote for each share held at all meetings of the stockholders of the corporation.

  After payment shall have been made in full to the holders of the Preferred Stock and Junior Preferred Stock in the event of any liquidation, dissolution or winding up of the affairs of the corporation, the remaining assets and funds of the corporation shall be distributed among the holders of the Common Stock according to their respective shares.

                                      IV.

  Ownership of shares of any class of the capital stock of the corporation shall not entitle the holders thereof to any preemptive right to subscribe for or purchase or to have offered to them for subscription or purchase any additional shares of capital stock of any class of the corporation or any securities convertible into any class of capital stock of the corporation, however acquired, issued or sold by the corporation, it being the purpose and intent that the Board of Directors shall have full right, power and authority to offer for subscription or sell or to make any disposal of any or all unissued shares of the capital stock of the corporation or any securities convertible into stock or any or all shares of stock or convertible securities issued and thereafter acquired by the corporation, for such consideration, not less than the par value of shares having a par value, in money or property, as the Board of Directors shall determine.

  FIFTH: (A) The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors consisting of not less than three nor more than sixteen directors, the exact number of directors to be determined from time to time by resolution adopted by affirmative vote of a majority of the entire Board of Directors. The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The incorporator of the corporation shall elect the initial directors of the corporation and shall designate the class of each director. Class I directors shall serve until the first annual meeting of the stockholders of the corporation, Class II directors shall serve until the second annual meeting of stockholders of the corporation, and Class III directors shall serve until the third annual meeting of stockholders of the corporation. At each annual meeting of stockholders, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring in the Board of Directors may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor.

  Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock or Junior Preferred Stock or any other class of stock issued by the corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article FIFTH unless expressly provided by such terms.

 (B) In furtherance and not in limitation of the powers which are now or may hereafter be conferred by statute or the By-Laws of the corporation, the Board of Directors is expressly authorized:

     (a) To fix, determine and vary from time to time the amount to be maintained as surplus and the amount or amounts to be set apart as working capital.

     (b) To set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purposes and/or to abolish any such reserve in the manner in which it was created.

     (c) To make, amend, alter, change, add to or repeal By-Laws for the corporation, without any action on the part of the stockholders. The By-Laws made by the Board of Directors may be amended, altered, changed, added to or repealed by the stockholders.

     (d) To authorize and cause to be executed mortgages and liens, without limit as to amount, upon the real and personal property of the corporation.

     (e) From time to time to determine whether and to what extent, at what time and place, and under what conditions and regulations the accounts and books of the corporation or any of them, shall be open to the inspection of any stockholder, and no stockholder shall have any right to inspect any account or book or document of the corporation except as conferred by statute or the By-Laws or as authorized by a resolution of the stockholders or the Board of Directors.

     (f) To authorize the payment of compensation to the directors for services to the corporation, including fees for attendance at meetings of the Board of Directors, and of any committees, and to determine the amount of such compensation and fees.

     (g) To designate by resolution or resolutions passed by a majority of the whole Board one or more committees, each committee to consist of two or more of the directors of the corporation, which to the extent provided in said resolution or resolutions or in the By-Laws of the corporation shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the corporation and may have power to authorize the seal of the corporation to be affixed to all papers which may require it.

     (h) At any time or from time to time (without any action by the stockholders of the corporation) to create and issue, whether or not in connection with the issue and sale of any shares of stock or other securities of the corporation, rights or options entitling the holders thereof to purchase from the corporation any shares of its capital stock of any class or classes or of any series of any class or classes, such rights or options to be evidenced by or in such instrument or instruments as shall be approved by the Board of Directors. The terms upon which, the time or times, which may be limited or unlimited in duration, at or within which, and the price or prices at which any such shares may be purchased from the corporation upon the exercise of any such right or option shall be such as shall be fixed and stated in the resolution or resolutions adopted by the Board of Directors providing for the creation and issue of such rights or options and, in every case, set forth or incorporated by reference in the instrument or instruments evidencing such rights or options.

  SIXTH: The name and mailing address of the sole incorporator is the following:
Tenneco Inc., P.O. Box 2511, Houston, Texas 77252-2511.

  SEVENTH: A director of this corporation shall not be disqualified by his office from dealing or contracting with the corporation either as a vendor, purchaser or otherwise, nor shall any transaction or contract of the corporation be void or voidable by reason of the fact that any director or any firm of which any director is a member, or any corporation of which any director is a shareholder, officer or director, is in any way interested in such transaction or contract, provided that such transaction or contract is or shall be authorized, ratified or approved either (1) by a vote of a majority of a quorum of the Board of Directors or of the Executive Committee, without counting in such majority or quorum any director so interested or a member of a firm so interested, or a shareholder, officer or director of a corporation so interested, or (2) by the written consent, or by the vote at any stockholders' meeting, of the holders of record of a majority of all the outstanding shares of stock of the corporation entitled to vote, nor shall any director be liable to account to the corporation for any profits realized by or from or through any such transaction or contract of the corporation authorized, ratified or approved as aforesaid by reason of the fact that he, or any firm of which he is a member or any corporation of which he is a shareholder, officer or director was interested in such transaction or contract. Nothing herein contained shall create liability in the events above described or prevent the authorization, ratification or approval of such contracts in any other manner permitted by law.

  A director shall be fully protected in relying in good faith upon the books of account of the corporation or statements prepared by any of its officials as to the value and amount of the assets, liabilities and/or net profits of the corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid.

  EIGHTH: The corporation is to have perpetual existence.

  NINTH: A. In addition to any affirmative vote required by law or this Certificate of Incorporation or the By-Laws of the corporation, and except as otherwise expressly provided in Section B of this Article NINTH, a Business Combination (as hereinafter defined) with, or proposed by or on behalf of, any Interested Stockholder (as hereinafter defined) or any Affiliate or Associate (as hereinafter defined) of any Interested Stockholder or any person who thereafter would be an Affiliate or Associate of such Interested Stockholder shall require the affirmative vote of not less than 66 2/3% of the votes entitled to be cast by the holders of all the then outstanding shares of Voting Stock (as hereinafter defined), voting together as a single class, excluding Voting Stock beneficially owned by any Interested Stockholder. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage or separate class vote may be specified, by law or in any agreement with any national securities exchange or otherwise.

  B. The provisions of Section A of this Article NINTH shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote, if any, as is required by law or by any other provision of this Certificate of Incorporation or the By-Laws of the corporation, or any agreement with any national securities exchange, if all of the conditions specified in either of the following Paragraphs 1 or 2 are met or, in the case of a Business Combination not involving the payment of consideration to the holders of the corporation's outstanding Capital Stock (as hereinafter defined), if the condition specified in the following Paragraph I is met:

     1. The Business Combination shall have been approved either specifically or as a transaction which is within an approved category of transactions, by a majority (whether such approval is made prior to or subsequent to the acquisition of, or announcement or public disclosure of the intention to acquire, beneficial ownership of the Voting Stock that caused the Interested Stockholder to become an Interested Stockholder) of the Continuing Directors (as hereinafter defined).

     2. All of the following conditions shall have been met:

       a. the aggregate amount of cash and the Fair Market Value (as hereinafter defined), as of the date of the consummation of the Business Combination, of consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be at least equal to the highest amount determined under clauses (i) and (ii) below:

         (i) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by or on behalf of the Interested Stockholder for any share of Common Stock in connection with the acquisition by the Interested Stockholder of beneficial ownership of shares of Common Stock (x) within the two-year period immediately prior to the first public announcement of the proposed Business Combination (the "Announcement Date") or (y) in the transaction in which it became an Interested Stockholder, whichever is higher, in either case as adjusted for any subsequent stock split, stock dividend, subdivision or reclassification with respect to Common Stock; and

         (ii) the Fair Market Value per share of Common Stock on the Announcement Date or on the date on which the Interested Stockholder became an Interested Stockholder (the "Determination Date"), whichever is higher, as adjusted for any subsequent stock split, stock dividend, subdivision or reclassification with respect to Common Stock.

       b. The aggregate amount of cash and the Fair Market Value, as of the date of the consummation of the Business Combination, of consideration other than cash to be received per share by holders of shares of any class or series of outstanding Capital Stock, other than Common Stock, shall be at least equal to the highest amount determined under clauses (i), (ii),
     (iii) and (iv) below

         (i) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees ) paid by or on behalf of the Interested Stockholder for any share of such class or series of Capital Stock in connection with the acquisition by the Interested Stockholder of beneficial ownership of shares of such class or series of Capital Stock (x) within the two-year period immediately prior to the Announcement Date, or (y) in the transaction in which it became an Interested Stockholder, whichever is higher, in either case as adjusted for any subsequent stock split, stock dividend, subdivision or reclassification with respect to such class or series of Capital Stock;

         (ii) the Fair Market Value per share of such class or series of Capital Stock on the Announcement Date or on the Determination Date, whichever is higher, as adjusted for any subsequent stock split, stock dividend, subdivision or reclassification with respect to such class or series of Capital Stock;

         (iii) (if applicable) the price per share equal to the Fair Market Value per share of such class or series of Capital Stock determined pursuant to the immediately preceding clause (ii), multiplied by the ratio of (x) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by or on behalf of the Interested Stockholder for any share of such class or series of Capital Stock in connection with the acquisition by the Interested Stockholder of beneficial ownership of shares of such class or series of Capital Stock within the two-year period immediately prior to the Announcement Date, as adjusted for any subsequent stock split, stock dividend, subdivision or reclassification with respect to such class or series of Capital Stock to (y) the Fair Market Value per share of such class or series of Capital Stock on the first day in such two-year period on which the Interested Stockholder acquired beneficial ownership of any share of such class or series of Capital Stock, as adjusted for any subsequent stock split, stock dividend, subdivision or reclassification with respect to such class or series of Capital Stock; and

         (iv) (if applicable) the highest preferential amount per share to which the holders of shares of such class or series of Capital Stock would be entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation regardless of whether the Business Combination to be consummated constitutes such an event.

       The provisions of this Paragraph 2 shall be required to be met with respect to every class or series of outstanding Capital Stock, whether or not the Interested Stockholder has previously acquired beneficial ownership of any shares of a particular class or series of Capital Stock.

       c. The consideration to be received by holders of a particular class or series of outstanding Capital Stock shall be in cash or in the same form as previously has been paid by or on behalf of the Interested Stockholder in connection with its direct or indirect acquisition of beneficial ownership of shares of such class or series of Capital Stock. If the consideration so paid for shares of any class or series of Capital Stock varied as to form, the form of consideration for such class or series of Capital Stock shall be either cash or the form used to acquire beneficial ownership of the largest number of shares of such class or series of Capital Stock previously acquired by the Interested Stockholder.

       d. After the Determination Date and prior to the consummation of such Business Combination: (i) except as approved by a majority of the Continuing Directors, there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) payable in accordance with the terms of any outstanding Capital Stock; (ii) there shall have been no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any stock split, stock dividend or subdivision of the Common Stock), except as approved by a majority of the Continuing Directors; (iii) there shall have been an increase in the annual rate of dividends paid on the Common Stock as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction that has the effect of reducing the number of outstanding shares of Common Stock, unless the failure so to increase such annual rate is approved by a majority of the Continuing Directors; and (iv) such Interested Stockholder shall not have become the beneficial owner of any additional shares of Capital Stock except as part of the transaction that results in such Interested Stockholder becoming an Interested Stockholder and except in a transaction that, after giving effect thereto, would not result in any increase in the Interested Stockholder's percentage beneficial ownership of any class or series of Capital Stock.

       e. A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (the "Act") (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to all stockholders of the corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions). The proxy or information statement shall contain on the first page thereof, in a prominent place, any statement as to the advisability (or inadvisability) of the Business Combination that the Continuing Directors, or any of them, may choose to make and, if deemed advisable by a majority of the

     Continuing Directors, the opinion of an investment banking firm selected by a majority of the Continuing Directors as to the fairness (or not) of the terms of the Business Combination from a financial point of view to the holders of the outstanding shares of Capital Stock other than the Interested Stockholder and its Affiliates or Associates (as hereinafter defined), such investment banking firm to be paid a reasonable fee for its services by the corporation.

       f. Such Interested Stockholder shall not have made any major change in the corporation's business or equity capital structure without the approval of a majority of the Continuing Directors.

  C. The following definitions shall apply with respect to this Article NINTH:

     1. The term "Business Combination" shall mean:

         a. any merger or consolidation of the corporation or any Subsidiary (as hereinafter defined) with (i) any Interested Stockholder or (ii) any other company (whether or not itself an Interested Stockholder) which is or after such merger or consolidation would be an Affiliate or Associate of an Interested Stockholder; or

         b. any sale, lease, exchange, mortgage, pledge, transfer or other disposition or security arrangement, investment, loan, advance, guarantee, agreement to purchase, agreement to pay, extension of credit, joint venture participation or other arrangement (in one transaction or a series of transactions) with or for the benefit of any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder involving any assets, securities or commitments of the corporation, any Subsidiary or any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder which (except for any arrangement, whether as employee, consultant or otherwise, other than as a director, pursuant to which any Interested Stockholder or any Affiliate or Associate thereof shall, directly or indirectly, have any control over or responsibility for the management of any aspect of the business or affairs of the corporation, with respect to which arrangements the value tests set forth below shall not apply), together with all other such arrangements (including all contemplated future events), has an aggregate Fair Market Value and/or involves aggregate commitments of $25,000,000 or more or constitutes more than five percent of the book value of the total assets (in the case of transactions involving assets or commitments other than capital stock) or five percent of the stockholders' equity (in the case of transactions in capital stock) of the entity in question (the "Substantial Part"), as reflected in the most recent fiscal year-end consolidated balance sheet of such entity existing at the time the stockholders of the corporation would be required to approve or authorize the Business Combination involving the assets, securities and/or commitments constituting any Substantial Part; or

         c. the adoption of any plan or proposal for the liquidation or dissolution of the corporation or for any amendment to the corporation's By-Laws; or

         d. any reclassification of securities (including any reverse stock split), or recapitalization of the corporation, or any merger or consolidation of the corporation with any of its Subsidiaries or any other transaction (whether or not with or otherwise involving an Interested Stockholder) that has the effect, directly or indirectly, of increasing the proportionate share of any class or series of Capital Stock, or any securities convertible into Capital Stock or into equity securities of any Subsidiary, that is beneficially owned by any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder; or

         e. any agreement, contract or other arrangement providing for any one or more of the actions specified in the foregoing clauses (a) to (d).

     2. The term "Capital Stock" shall mean all capital stock of the corporation authorized to be issued from time to time under Article FOURTH of this Certificate of Incorporation, and the term "Voting Stock" shall mean all Capital Stock which by its terms may be voted on all matters submitted to stockholders of the corporation generally.

     3. The term "person" shall mean any individual, firm, company or other entity and shall include any group comprised of any person and any other person with whom such person or any Affiliate or Associate of such person has any agreement, arrangement or understanding, directly or indirectly, for the purpose of acquiring, holding, voting or disposing of Capital Stock.

     4. The term "Interested Stockholder" shall mean any person (other than the corporation or any Subsidiary and other than any profit-sharing, employee stock ownership or other employee benefit plan of the corporation or any Subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capacity) who (a) is or has announced or publicly disclosed a plan or intention to become the beneficial owner of Voting Stock representing five percent or more of the votes entitled to be cast by the holders of all then outstanding shares of Voting Stock; or (b) is an Affiliate or Associate of the corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner of Voting Stock representing five percent or more of the votes entitled to be cast by the holders of all then outstanding shares of Voting Stock.

     5. A person shall be a "beneficial owner" of any Capital Stock (a) which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly; (b) which such person or any of its Affiliates or Associates has, directly or indirectly, (i) the right to acquire (whether such right is exercisable immediately or subject only to the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (ii) the right to vote pursuant to any agreement, arrangement or understanding; or (c) which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Capital Stock. For the purposes of determining whether a person is an Interested Stockholder pursuant to Paragraph 4 of this Section C, the number of shares of Capital Stock deemed to be outstanding shall include shares deemed beneficially owned by such person through application of this Paragraph 5 of Section C, but shall not include any other shares of Capital Stock that may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

     6. The terms "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Act as in effect on March 5, 1985 (the term "registrant" in said Rule 12b-2 meaning in this case the corporation).

     7. The term "Subsidiary" means any company of which a majority of any class of equity securities are beneficially owned by the corporation; provided, however, that for the purposes of the definition of Interested Stockholder set forth in Paragraph 4 of this Section C, the term "Subsidiary" shall mean only a company of which a majority of each class of equity security is beneficially owned by the corporation.

     8. The term "Continuing Director" means any member of the Board of Directors of the corporation (the "Board of Directors"), while such person is a member of the Board of Directors, who is not an Affiliate or Associate or representative of the Interested Stockholder and was a member of the Board of Directors prior to the time that the Interested Stockholder became an Interested Stockholder, and any successor of a Continuing Director while such successor is a member of the Board of Directors, who is not an Affiliate or Associate or representative of the Interested Stockholder and is recommended or elected to succeed the Continuing Director by a majority of Continuing Directors.

     9. The term "Fair Market Value" means (a) in the case of cash, the amount of such cash; (b) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Act on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotation System or any similar system then in use, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by a majority of the Continuing Directors in good faith; and (c) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined in good faith by a majority of the Continuing Directors.

     10. In the event of any Business Combination in which the corporation survives, the phrase "consideration other than cash to be received" as used in Paragraphs 2.a and 2.b of Section B of this Article NINTH shall include the shares of Common Stock and/or the shares of any other class or series of Capital Stock retained by the holders of such shares.

  D. A majority of the Continuing Directors shall have the power and duty to determine for the purposes of this Article NINTH, on the basis of information known to them after reasonable inquiry, all questions arising under this Article NINTH, including, without limitation, (a) whether a person is an Interested Stockholder, (b) the number of shares of Capital Stock or other securities beneficially owned by any person, (c) whether a person is an Affiliate or Associate of another, (d) whether a Proposed Action is with, or proposed by, or on behalf of an Interested Stockholder or an Affiliate or Associate of an Interested Stockholder, (e) whether the assets that are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the corporation or any Subsidiary in any Business Combination has, an aggregate Fair Market Value of $25,000,000 or more, and (f) whether the assets or securities that are the subject of any Business Combination constitute a Substantial Part. Any such determination made in good faith shall be binding and conclusive on all parties.

  E. Nothing contained in this Article NINTH shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

  F. The fact that any Business Combination complies with the provisions of Section B of this Article NINTH shall not be construed to impose any fiduciary duty, obligation or responsibility on the Board of Directors, or any member thereof, to approve such Business Combination or recommend its adoption or approval to the stockholders of the corporation, nor shall such compliance limit, prohibit or otherwise restrict in any manner the Board of Directors, or any member thereof, with respect to evaluations of or actions and responses taken with respect to such Business Combination.

  G. For the purposes of this Article NINTH, a Business Combination or any proposal to amend, repeal or adopt any provision of this Certificate of Incorporation inconsistent with this Article NINTH (collectively, "Proposed Action") is presumed to have been proposed by or on behalf of, an Interested Stockholder or an Affiliate or Associate of an Interested Stockholder or a person who thereafter would become such if (1) after the Interested Stockholder became such, the Proposed Action is proposed following the election of any director of the corporation who with respect to such Interested Stockholder would not qualify to serve as a Continuing Director or (2) such Interested Stockholder, Affiliate, Associate or person votes for or consents to the adoption of any such Proposed Action, unless as to such Interested Stockholder, Affiliate, Associate or person a majority of the Continuing Directors makes a good faith determination that such Proposed Action is not proposed by or on behalf of such Interested Stockholder, Affiliate, Associate or person, based on information known to them after reasonable inquiry.

  H. Notwithstanding any other provisions of this Certificate of Incorporation or the By-Laws of the corporation (and notwithstanding the fact that a lesser percentage or separate class vote may be specified by law, this Certificate of Incorporation or the By-Laws of the corporation), any proposal to amend, repeal or adopt any provision of this Certificate of Incorporation inconsistent with this Article NINTH which is proposed by or on behalf of an Interested Stockholder or an Affiliate or Associate of an Interested Stockholder shall require the affirmative vote of the holders of not less than 66 2/3% of the votes entitled to be cast by the holders of all the then outstanding shares of Voting Stock, voting together as a single class, excluding Voting Stock beneficially owned by any Interested Stockholder, provided, however, that this Section H shall not apply to, and such 66 2/3% vote shall not be required for, any amendment, repeal or adoption unanimously recommended by the Board of Directors if all of such directors are persons who would be eligible to serve as Continuing Directors within the meaning of Paragraph 8 of Section C of this Article NINTH.

  TENTH: A director of this corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit.

  IN WITNESS WHEREOF, said Tenneco Inc., being the sole incorporator, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, has caused this Certificate to be signed by J. L. Ketelsen, its Chairman and Chief Executive Officer, and its corporate seal to be affixed and attested by Karl A. Stewart, its Secretary, this 7th day of October, 1987, thereby declaring and certifying that this is its act and deed and the facts herein stated are true.

                                            TENNECO INC.
                                            Sole Incorporator


                                            By:  /s/   J. L. KETELSEN
                                               --------------------------------
                                                       J. L. Ketelsen,
                                            Chairman and Chief Executive Officer

[CORPORATE SEAL]

ATTEST:

      /s/  KARL A. STEWART
-----------------------------------
     Karl A. Stewart, Secretary

                                                                [CONFORMED COPY]

                             TENNECO HOLDINGS, INC

     CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS OF PREFERRED STOCK
       BY RESOLUTION OF THE BOARD OF DIRECTORS PROVIDING FOR AN ISSUE OF
                1,859,000 SHARES OF PREFERRED STOCK DESIGNATED
                        "PARTICIPATING PREFERRED STOCK"
                            -----------------------

  We, Robert T. Blakely, Senior Vice President, and Karl A. Stewart, Secretary of Tenneco Holdings, Inc. (hereinafter referred to as the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 151 thereof, do HEREBY CERTIFY:

  That pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation of said Corporation, as amended (hereinafter referred to as the "Certificate of Incorporation"), said Board of Directors, by unanimous written consent, pursuant to Section 141(f) of the General Corporation Law of the State of Delaware, dated as of October 9, 1987, adopted a resolution providing for the issuance of a series of Preferred Stock, to be designated "Participating Preferred Stock", which resolution is as follows:

   RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation by the Certificate of Incorporation, the Board of Directors does hereby provide for the issue of a series of Preferred Stock, without par value, of the Corporation, to be designated "Participating Preferred Stock" (hereinafter referred to as the "Participating Preferred Stock"), consisting of 1,859,000 shares, and to the extent that the designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions of the Participating Preferred Stock are not stated and expressed in the Certificate of Incorporation, does hereby fix and herein state and express such designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions thereof, as follows (all terms used herein which are defined in the Certificate of Incorporation shall be deemed to have the meanings provided therein):

     (1) Dividends on shares of the Participating Preferred Stock shall accrue from, and as if issued on, January 31, 1985, except that if the number of shares of Participating Preferred Stock shall hereafter be increased by further resolution of the Board of Directors, dividends on such additional shares shall accrue from such other date or dates as may be fixed by the Board of Directors in such resolution.

     (2) (a) On or before April 15, 1988 and each April 15 thereafter so long as any shares of the Participating Preferred Stock are outstanding, the Corporation shall pay in cash as dividends to each holder of record of such shares the lesser of

       (i) $10 per share, or

       (ii) an amount per share computed by multiplying "Adjusted Operating Income", for the next preceding calendar year, by .025, and dividing the product thereof by 1,859,000.

   For purposes hereof, the term "Adjusted Operating Income" for any year shall be determined as follows:

       The amount shown as "Income (loss) from continuing operations before allocated overhead, management fee and taxes" on a statement of income and retained earnings of J. I. Case Company and its consolidated subsidiaries for such year, prepared in accordance with generally accepted accounting principles and certified by independent public accountants of recognized standing, reduced by the cumulative amount of losses, if any, shown as "Income (loss) from continuing operations before allocated overhead, management fee and taxes" on statements of income and retained earnings of
     J. I. Case Company and its consolidated subsidiaries, prepared in accordance with generally accepted accounting principles and certified by independent public accountants of recognized standing, for 1985 and each year thereafter to the extent such losses have not previously been applied as a reduction in any prior year in computing Adjusted Operating Income.

     With respect to the calendar year 1985, the amount of losses, if any, which may be applied to reduce Adjusted Operating Income in subsequent years shall be equal to the product of (x) a fraction, the numerator of which is the number of months in 1985 remaining after the end of the month in which the closing under the Purchase Agreement dated as of November 26, 1984 among Tenneco Inc., J. I. Case Company and International Harvester Company (the "Purchase Agreement") occurs, and the denominator of which is twelve, and (y) the amount shown as "Income (loss) from continuing operations before allocated overhead, management fee and taxes" on a statement of income and retained earnings of J. I. Case Company and its consolidated subsidiaries for the calendar year 1985, prepared in accordance with generally accepted accounting principles and certified by independent public accountants of recognized standing.

     (b) For purposes hereof, the holder of record of any share of the Participating Preferred Stock entitled to receive a dividend payment pursuant to the provisions of clause 2(a) above shall be the holder of record of such share as of the close of business on the first day of April in the year such dividend payment is to be made, as shown on the stockholder records of the Corporation.

     (3) The amounts which the holders of the Participating Preferred Stock shall be entitled to receive in the event of a liquidation, dissolution, or winding-up of the affairs of the Corporation shall, in the event of a voluntary or involuntary liquidation, dissolution or winding-up, be $100.00 per share, plus in each case a sum equal to accrued and unpaid dividends to the date of payment.

     (4) The Participating Preferred Stock shall be redeemable in whole or in part at any time or from time to time at the option of the Corporation at the applicable prices set forth below; the sums payable upon the redemption thereof at the option of the Corporation (in addition to accrued and unpaid dividends) shall be

       (i) $106 per share if redeemed prior to April 30, 1988, or

       (ii) $103 per share if redeemed on or after April 30, 1988 and prior to April 30, 1989, or

       (iii) $101 per share if redeemed on or after April 30, 1989 and prior to April 30, 1990, or

       (iv) $100 per share if redeemed on or after April 30, 1990.

     (5) Within each twelve month period commencing with the twelve month period ended December 31, 1990, the Corporation shall have the right to, and shall, acquire (and retire), either by redemption thereof at $100.00 per share plus accrued and unpaid dividends (hereinafter referred to as the "mandatory redemption price") or by purchase thereof in such manner as the Board of Directors may determine from time to time at a price not exceeding the mandatory redemption price thereof, an amount of Participating Preferred Stock issued in connection with the transactions contemplated by the Purchase Agreement equal to the lesser of (i) 250,000 shares of Participating Preferred Stock or (ii) the number of shares of Participating Preferred Stock outstanding.

     If (i) more than said amounts of Participating Preferred Stock shall be so acquired pursuant to the first paragraph of this clause (5) in any such twelve month period, or (ii) shares of Participating Preferred Stock are redeemed under clause (4) above, or (iii) shares of Participating Preferred Stock are acquired by purchase at any time, and in any such case, the certificates therefor are cancelled, the number of shares so acquired may be credited against the amount required to be acquired in any one or more of the twelve month periods described in the first paragraph of this clause (5) subsequent to the date of acquisition of such shares which the Corporation may designate.

     (6) Any shares of the Participating Preferred Stock which shall have been redeemed or otherwise acquired shall assume the status of authorized but unissued Preferred Stock.

     (7) The number of shares of Participating Preferred Stock may, to the extent of the Corporation's authorized and unissued Preferred Stock, be increased by further resolution duly adopted by the Board of Directors and the filing and recording of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such increase has been so authorized.

  IN WITNESS WHEREOF, said Tenneco Holdings, Inc. has caused this Certificate to be signed by Robert T. Blakely, as Senior Vice President, and its corporate seal to be hereunto affixed and attested by Karl A. Stewart, as Secretary, this 9th day of October, 1987.


                                      TENNECO HOLDINGS, INC.

                                      By:  /s/  ROBERT T. BLAKELY
                                         ----------------------------
                                      Robert T. Blakely, Senior Vice President

[CORPORATE SEAL]

ATTEST:

   /s/   KARL A. STEWART
----------------------------------
    Karl A. Stewart, Secretary

                                                                [CONFORMED COPY]

                            TENNECO HOLDINGS, INC.

     CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS OF PREFERRED STOCK
       BY RESOLUTION OF THE BOARD OF DIRECTORS PROVIDING FOR AN ISSUE OF
                1,957,607 SHARES OF PREFERRED STOCK DESIGNATED
                      "$7.40 CUMULATIVE PREFERRED STOCK"
                      ----------------------------------

  We, Robert T. Blakely, Senior Vice President, and Karl A. Stewart, Secretary, of Tenneco Holdings, Inc. (hereinafter referred to as the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 151 thereof, do HEREBY CERTIFY:

  That pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation of said Corporation, as amended (hereinafter referred to as the "Certificate of Incorporation"), said Board of Directors, by unanimous written consent, pursuant to Section 141(f) of the General
Corporation Law of the State of Delaware, dated as of October 9, 1987, adopted a resolution providing for the issuance of a series of Preferred Stock, to be designated "$7.40 Cumulative Preferred Stock", which resolution is as follows:

  RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation by the Certificate of Incorporation, the Board of Directors does hereby provide for the issue of a series of Preferred Stock, without par value, of the Corporation, to be designated "$7.40 Cumulative Preferred Stock" (hereinafter referred to as the "$7.40 Preferred Stock"), consisting of 1,957,607 shares, and to the extent that the designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions of the $7.40 Preferred Stock are not stated and expressed in the Certificate of Incorporation, does hereby fix and herein state and express such designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions thereof, as follows (all terms used herein which are defined in the Certificate of Incorporation shall be deemed to have the meanings provided therein):

     (1) The dividend rate on the $7.40 Preferred Stock shall be $7.40 per annum. Dividends shall accrue on shares of the $7.40 Preferred Stock from, and as if issued on, the quarter-yearly dividend payment date next preceding the date of issuance thereof unless the date of issuance is a quarter-yearly dividend payment date, in which event dividends thereon shall accrue from such date.

     (2) The amounts which the holders of the $7.40 Preferred Stock shall be entitled to receive in the event of a liquidation, dissolution or winding-up of the affairs of the corporation shall, in the event of a voluntary liquidation, dissolution or winding-up, be the respective amounts which they would be entitled to receive if on the date of such liquidation, dissolution or winding-up the shares of the $7.40 Preferred Stock held by them had been redeemed by the Corporation in accordance with the provisions of Subdivision 4 of Part I of Article FOURTH of the Certificate of Incorporation at the prices set forth in paragraph (3) of this resolution, or if the $7.40 Preferred Stock shall not at the time be redeemable at the option of the Corporation, then at $101.00 per share, or, in the event of an involuntary liquidation, dissolution or winding-up, at $100.00 per share, plus in each case a sum equal to accrued and unpaid dividends to the date of payment.

     (3) Commencing March 1, 1988, the $7.40 Preferred Stock shall be redeemable in whole or in part at any time or from time to time at the option of the corporation at the applicable prices set forth below; the sums payable upon the redemption thereof at the option of the corporation (in addition to accrued and unpaid dividends) shall be

         $101.00 per share if redeemed on or after March 1, 1988 and prior to
           March 1, 1993 or
         $100.00 per share if redeemed on or after March 1, 1993.

     (4) (a) Within each twelve months period commencing with the twelve months period ended March 1, 1989, the Corporation shall acquire (and retire) either by redemption thereof at $100.00 per share plus accrued and unpaid dividends (hereinafter referred to as the "mandatory redemption price") or by purchase thereof in such manner as the Board of Directors may determine from time to time at a price not exceeding the mandatory redemption prices thereof, l95,761 shares of $7.40 Preferred Stock, provided, however, that all shares of $7.40 Preferred Stock outstanding on March 1, 1998 shall be so acquired by the corporation on such date.

     If more than said amounts of $7.40 Preferred Stock shall be so acquired pursuant to this clause (a) in any such twelve months period and the certificates therefor cancelled, the excess may be credited against the amount required to be acquired in any one or more of the subsequent twelve months periods which the Corporation may designate.

     (b) Within each twelve months period commencing with the twelve months period ended March 1, 1989, the Corporation, at its option, shall be entitled to acquire (and retire) by redemption thereof at $100.00 per share plus accrued and unpaid dividends an amount of $7.40 Preferred Stock up to but not exceeding 195,761 shares, which option, if not exercised, is noncumulative.

     (5) (a) The holders of $7.40 Preferred Stock shall be entitled to one vote for each share held at all meetings of the stockholders of the Corporation.

     (b) Whenever, at any time or times, dividends payable on the $7.40 Preferred Stock shall be in arrears in an aggregate amount equivalent to six full quarter-yearly dividends (in determining the amount of dividends in arrears, the full amount of the quarter-yearly dividend shall be included for each quarter-yearly dividend which was not paid in full), the holders of outstanding $7.40 Preferred Stock shall have the exclusive right, voting separately and as a class, to elect two directors of the Corporation and the remaining directors shall be elected by the holders of the class or classes of stock entitled to vote therefor at each meeting of the stockholders held for the purpose of electing directors, until such time as all accrued and unpaid dividends on the $7.40 Preferred Stock shall have been paid in full, at which time the right of the holders of the $7.40 Preferred Stock to vote pursuant to the provisions of this clause (b) shall terminate, subject to revesting in the event of each and every subsequent default of the character and for the time above mentioned. During any period of time in which the holders of the $7.40 Preferred Stock shall have the right to elect two directors of the Corporation as herein in this clause (b) provided, the voting right conferred upon the holders of such stock by clause (a) of this paragraph (5) shall be suspended with respect to the election of directors, but shall otherwise continue in effect.

     At any time when voting rights shall, pursuant to the provisions of this clause (b), be vested in the $7.40 Preferred Stock, the number of directors of the Corporation shall be not less than that number required so that two directors may be elected by the holders of the $7.40 Preferred Stock and a proper officer of the Corporation shall, upon the written request of the holders of record of at least ten percent (10%) in aggregate stated value of the $7.40 Preferred Stock then outstanding, addressed to the Secretary of the Corporation, call a special meeting of holders of the $7.40 Preferred Stock and of any other class or classes of stock having voting power with respect to the election of directors. Such meeting shall be held at the earliest practicable date at the place at which the last preceding annual meeting of the stockholders of the Corporation was held, but may be held at the time and place of the annual meeting if such annual meeting is to be held within 60 days after such voting rights shall be vested in the $7.40 Preferred Stock. If such meeting shall not be called by the proper officer of the Corporation as required within 20 days after personal service of the said written request upon the Secretary of the Corporation, or within 20 days after mailing the same within the United States of America by registered mail addressed to the Secretary of the Corporation at its principal office (such mailing to be evidenced by the registry receipt issued by the postal authorities), then the holders of record of at least ten percent (10%) in aggregate stated value of the $7.40 Preferred Stock then outstanding may designate in writing one of their number to call such meeting, and such meeting may be called by such person designated upon the notice required for annual meetings of stockholders and shall be held at the place at which the last preceding annual meeting of the stockholders of the Corporation was held. Any holder of the $7.40 Preferred Stock so designated shall have access to the stock books of the Corporation for the purpose of causing a meeting of stockholders to be called pursuant to these provisions.

     At any meeting so called, and at any other meeting of stockholders held for the purpose of electing directors at which the holders of the $7.40 Preferred Stock shall have the right, voting separately and as a class, to elect directors as aforesaid, the presence in person or by proxy of one-third of the outstanding shares of the $7.40 Preferred Stock shall be required to constitute a quorum of such class for the election of any director by the holders of the $7.40 Preferred Stock voting as a class.

     At any such meeting or adjournment thereof, (x) the absence of a quorum of the $7.40 Preferred Stock shall not prevent the election of directors other than those to be elected by the $7.40 Preferred Stock voting as a class and the absence of a quorum for the election of such other directors shall not prevent the election of the directors to be elected by the $7.40 Preferred Stock voting as a class, and (y) in the absence of either or both such quorums, a majority of the holders present in person or by proxy of the stock or stocks which lack a quorum shall have power to adjourn the meeting for the election of directors which they are entitled to elect from time to time without notice other than announcement at the meeting until a quorum shall be present.

     The term of office of all directors in office at any time when voting power shall, as aforesaid, become vested in the $7.40 Preferred Stock shall terminate upon the election of any new directors at any meeting of stockholders called for the purpose of electing directors. Upon any termination of the right of the holders of the $7.40 Preferred Stock to vote for directors as a class as in this clause (b) provided, the term of office of all directors then in office shall terminate upon the election of new directors at a meeting of the class or classes of the Corporation then entitled to vote for directors, which meeting may be held at any time after such termination of such voting right of the $7.40 Preferred Stock, upon notice as above provided, and shall be called by the Secretary of the Corporation upon written request of the holders of record of ten percent (10%) of the aggregate number of outstanding shares of such class or classes of stock then entitled to vote for directors.

     (6) Any shares of the $7.40 Preferred Stock which shall have been redeemed or otherwise acquired shall assume the status of authorized but unissued Preferred Stock and shall not be reissued as shares of the $7.40 Preferred Stock.

     (7) The number of shares of $7.40 Preferred Stock may, to the extent of the Corporation's authorized and unissued Preferred Stock, be increased by further resolution duly adopted by the Board of Directors and the filing and recording of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such increase has been so authorized.

     (8) No shares of Preferred Stock, in addition to the shares designated herein as $7.40 Preferred Stock shall be issued as $7.40 Preferred Stock.

  IN WITNESS WHEREOF, said Tenneco Holdings, Inc. has caused this Certificate to be signed by Robert T. Blakely, as Senior Vice President, and its corporate seal to be hereunto affixed and attested by Karl A. Stewart, as Secretary, this 9th day of October, 1987.

                                        TENNECO HOLDINGS, INC.

                                        By:  /s/   ROBERT T. BLAKELY
                                           --------------------------------
                                        Robert T. Blakely, Senior Vice President
[CORPORATE SEAL]

ATTEST:

     /s/   KARL A. STEWART
-------------------------------------
     Karl A. Stewart, Secretary

                                                                [CONFORMED COPY]

                            TENNECO HOLDINGS, INC.

     CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS OF PREFERRED STOCK
       BY RESOLUTION OF THE BOARD OF DIRECTORS PROVIDING FOR AN ISSUE OF
                 803,723 SHARES OF PREFERRED STOCK DESIGNATED
                      "$4.50 CUMULATIVE PREFERRED STOCK"
                          --------------------------

  We, Robert T. Blakely, Senior Vice President, and Karl A. Stewart, Secretary, of Tenneco Holdings, Inc. (hereinafter referred to as the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 151 thereof, do HEREBY CERTIFY:

  That pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation of said Corporation, as amended (hereinafter referred to as the "Certificate of Incorporation"), said Board of Directors, by unanimous written consent, pursuant to Section 141 (f) of the General Corporation Law of the State of Delaware, dated as of October 9, 1987, adopted a resolution providing for the issuance of a series of Preferred Stock, to be designated "$4.50 Cumulative Preferred Stock", which resolution is as follows:

   RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation by the Certificate of Incorporation, the Board of Directors does hereby provide for the issue of a series of Preferred Stock, without par value, of the Corporation, to be designated "$4.50 Cumulative Preferred Stock" (hereinafter referred to as the "$4.50 Preferred Stock"), consisting of 803,723 shares, and to the extent that the designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions of the $4.50 Preferred Stock are not stated and expressed in the Certificate of Incorporation, does hereby fix and herein state and express such designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions thereof, as follows (all terms used herein which are defined in the Certificate of Incorporation shall be deemed to have the meanings provided therein):

     (1) (a) The dividend rate on the $4.50 Preferred Stock shall be $4.50 per annum, payable by the corporation on each 12th day of March commencing in the year 1988 (each annual dividend payment date is hereinafter referred to as an "Annual Dividend Payment Date") so long as any shares of the $4.50 Preferred Stock are outstanding, in cash in United States dollars to each holder of record of such shares.

     (b) The holder of record of any share of the $4.50 Preferred Stock entitled to receive a dividend payment pursuant to the provisions of clause (1) (a) above shall be the holder of record of such shares as of the close of business on the first day of March in the year such dividend payment is to be made, as shown on the stockholder records of the Corporation.

     (2) Dividends on shares of the $4.50 Preferred Stock shall accrue from, and as if issued on, March 12, 1987, except that if the number of shares of $4.50 Preferred Stock shall hereafter be increased by further resolution of the Board of Directors, dividends on such additional shares shall accrue from such other date or dates as may be fixed by the Board of Directors in such resolution.

     (3) The amounts which the holders of the $4.50 Preferred Stock shall be entitled to receive in the event of a liquidation, dissolution, or winding-up of the affairs of the Corporation shall be $100.00 per share, plus in each case a sum equal to accrued and unpaid dividends to the date of payment.

     (4) (a) The $4.50 Preferred Stock shall be redeemable in whole or in part at any time or from time to time at the option of the Corporation at $100.00 per share plus accrued and unpaid dividends.

     (b) In the event of the redemption of only part of the $4.50 Preferred Stock at the time outstanding, the shares to be redeemed shall be selected pro rata.

          (5) On or before the Annual Dividend Payment Date in the year 1999, the Corporation shall acquire (and retire) the $4.50 Preferred Stock by redemption thereof at $100.00 per share plus accrued and unpaid dividends (hereinafter referred to as the "mandatory redemption price"), or by purchase thereof in such manner as the Board of Directors may determine from time to time at a price not exceeding the mandatory redemption price thereof.

          (6) At least 90 days' prior notice of any redemption of the $4.50 Preferred Stock pursuant to either clause (4) or clause (5) above shall be mailed, addressed to the holders of record of the shares to be redeemed at their respective addresses as the same shall appear on the books of the Corporation.

          (7) Any shares of the $4.50 Preferred Stock which shall have been redeemed or otherwise acquired by the Corporation shall assume the status of authorized but unissued Preferred Stock and shall not be reissued as shares of the $4.50 Preferred Stock.

          (8) The number of shares of $4.50 Preferred Stock may, to the extent of the Corporation's authorized and unissued Preferred Stock, be increased by further resolution duly adopted by the Board of Directors and the filing and recording of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such increase has been so authorized.

          (9) No shares of Preferred Stock shall be issued as $4.50 Preferred Stock after December 31, 1987.

  IN WITNESS WHEREOF, said Tenneco Holdings, Inc. has caused this Certificate to be signed by Robert T. Blakely, as Senior Vice President, and its corporate seal to be hereunto affixed and attested by Karl A. Stewart, as Secretary, this 9th day of October, 1987.

                                       TENNECO HOLDINGS, INC.


                                       By:  /s/   ROBERT T. BLAKELY
                                          -------------------------------------
                                       Robert T. Blakely, Senior Vice President

[CORPORATE SEAL]

ATTEST:

    /s/   KARL A. STEWART
----------------------------------
     Karl A. Stewart, Secretary

                                                                [CONFORMED COPY]

                            TENNECO HOLDINGS, INC.

     CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS OF PREFERRED STOCK
       BY RESOLUTION OF THE BOARD OF DIRECTORS PROVIDING FOR AN ISSUE OF
                 200,396 SHARES OF PREFERRED STOCK DESIGNATED
                        "VARIABLE RATE PREFERRED STOCK"

                           --------------------------

  We, Robert T. Blakely, Senior Vice President, and Karl A. Stewart, Secretary, of Tenneco Holdings, Inc. (hereinafter referred to as the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 151 thereof, do HEREBY CERTIFY:

  That pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation of said Corporation, as amended (hereinafter referred to as the "Certificate of Incorporation"), said Board of Directors, by unanimous written consent, pursuant to Section 141(f) of the General Corporation Law of the State of Delaware, dated as of October 9, 1987, adopted a resolution providing for the issuance of a series of Preferred Stock, to be designated "Variable Rate Preferred Stock", which resolution is as follows:

    RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation by the Certificate of Incorporation, the Board of Directors does hereby provide for the issue of a series of Preferred Stock, without par value, of the Corporation, to be designated "Variable Rate Preferred Stock" (hereinafter referred to as the "Variable Rate Preferred Stock"), consisting of 200,396 shares, and to the extent that the designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions of the Variable Rate Preferred Stock are not stated and expressed in the Certificate of Incorporation, does hereby fix and herein state and express such designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions thereof, as follows (all terms used herein which are defined in the Certificate of Incorporation shall be deemed to have the meanings provided therein):

      (1) Dividends on shares of the Variable Rate Preferred Stock shall accrue from, and as if issued on, April 30, 1987, except that if the number of shares of Variable Rate Preferred Stock shall hereafter be increased by further resolution of the Board of Directors, dividends on such additional shares shall accrue from such other date or dates as may be fixed by the Board of Directors in such resolution.

      (2) (a) On or before April 30, 1988 and each April 30 thereafter so long as any shares of the Variable Rate Preferred Stock are outstanding, the Corporation shall pay in cash and in U.S. dollars as dividends to each holder of record of such shares an amount calculated as follows:

         DIVIDEND PAYABLE APRIL 30
           IN EACH OF THE YEARS:              DIVIDEND RATE PER ANNUM
         -------------------------            -----------------------

         1988...............................          $ 3.00 per share
         1989-1991..........................            5.00 per share
         1992-1994..........................            9.00 per share
         1995-1997..........................           10.00 per share

      (b) For purposes hereof, the holder of record of any share of the Variable Rate Preferred Stock entitled to receive a dividend payment pursuant to the provisions of clause (2)(a) above shall be the holder of record of such share as of the close of business on the first day of April in the year such dividend payment is to be made, as shown on the stockholder records of the Corporation.

      (3) The amounts which the holders of the Variable Rate Preferred Stock shall be entitled to receive in the event of a liquidation, dissolution, or winding-up of the affairs of the Corporation shall, in the event of a voluntary or involuntary liquidation, dissolution or winding-up, be $100.00 per share, plus in each case a sum equal to accrued and unpaid dividends to the date of payment.

      (4) The Variable Rate Preferred Stock shall be redeemable in whole or in part at any time or from time to time at the option of the Corporation at $100.00 per share plus accrued and unpaid dividends.

      (5) Within each twelve month period commencing with the twelve month period ended April 30, 1992, the Corporation shall have the right to, and shall, acquire (and retire) either by redemption thereof at $100.00 per share plus accrued and unpaid dividends (hereinafter referred to as the "mandatory redemption price") or by purchase thereof in such manner as the Board of Directors may determine from time to time at a price not exceeding the mandatory redemption price thereof, 32,564 shares of Variable Rate Preferred Stock; provided however, that all shares of Variable Rate Preferred Stock outstanding on April 30, 1997 shall be so acquired by the Corporation on that date.

      If (i) more than said amounts of Variable Rate Preferred Stock shall be so acquired pursuant to the first paragraph of this clause (5) in any such twelve month period, or (ii) shares of Variable Rate Preferred Stock are redeemed under clause (4) above, or (iii) shares of Variable Rate Preferred Stock are acquired by purchase at any time, and in any such case, the certificates therefor are cancelled, the number of shares so acquired may be credited against the amount required to be acquired in any one or more of the twelve month periods described in the first paragraph of this clause (5) subsequent to the date of acquisition of such shares which the Corporation may designate.

      (6) Any shares of the Variable Rate Preferred Stock which shall have been redeemed or otherwise acquired shall assume the status of authorized but unissued Preferred Stock.

      (7) The number of shares of Variable Rate Preferred Stock may, to the extent of the Corporation's authorized and unissued Preferred Stock, be increased by further resolution duly adopted by the Board of Directors and the filing and recording of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such increase has been so authorized.

  IN WITNESS WHEREOF, said Tenneco Holdings, Inc. has caused this Certificate to be signed by Robert T. Blakely, as Senior Vice President, and its corporate seal to be hereunto affixed and attested by Karl A. Stewart, as Secretary, this 9th day of October, 1987.

                                TENNECO HOLDINGS, INC.


                                By:   /s/     ROBERT T. BLAKELY
                                   ----------------------------------------
                                   Robert T. Blakely, Senior Vice President

[CORPORATE SEAL]

ATTEST:

    /s/   KARL A. STEWART
----------------------------------
    Karl A. Stewart, Secretary

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                            TENNECO HOLDINGS, INC.
                            ----------------------

  TENNECO HOLDINGS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Company"), DOES HEREBY CERTIFY:

  FIRST: That the Board of Directors of the Company, by Unanimous Written Consent dated December 7, 1987, adopted a resolution setting forth a proposed amendment to the Certificate of Incorporation of the Company, declaring said amendment to be advisable, the resolution setting forth the proposed amendment is as follows:

    RESOLVED, that the Certificate of Incorporation of the Company be amended by deleting in its entirety Article FIRST thereof, and by inserting in lieu thereof the provision hereinafter set forth so that, as amended, the said Article FIRST shall be and read as follows:

      "FIRST: The name of the corporation is Tenneco Inc."

  ;and it is further

    RESOLVED, that the Certificate of Incorporation of the Company be amended by deleting in its entirety the first sentence of Article FIFTH, Subsection (A) thereof, and by inserting in lieu thereof the provision hereinafter set forth so that, as amended, the said Article FIFTH, Subsection (A) shall be and read as follows:

      "The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors consisting of not less than eight nor more than sixteen directors, the exact number of directors to be determined from time to time by resolution adopted by affirmative vote of a majority of the entire Board of Directors."

  SECOND: That thereafter, the said Amendment has been consented to and authorized by the holder of all the issued and outstanding stock entitled to vote thereon by a written Consent given in accordance with the provisions of
Section 228 of the General Corporation Law of the State of Delaware and filed with the Corporation on the 7th day of December, 1987.

  THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

  IN WITNESS WHEREOF, said TENNECO HOLDINGS, INC. has caused this Certificate to be signed by M. W. Meyer, Vice President, and its corporate seal to be hereunto affixed and attested by Karl A. Stewart, Secretary, this 7th day of December, 1987.

                                     TENNECO HOLDINGS, INC.

                                     By:   /s/ M. W. Meyer
                                        ----------------------------------
                                        M. W. Meyer
                                        Vice President

[CORPORATE SEAL]

ATTEST:

By:   /s/ Karl A. Stewart
   -------------------------
        Karl A. Stewart,
           Secretary

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                                 TENNECO INC.
                                 ------------

  TENNECO INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Company"), DOES HEREBY
CERTIFY:

  FIRST: That at a meeting of the Board of Directors of the Company resolutions were adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and directing that the amendment be considered at the annual meeting of the stockholders of said corporation. The resolutions setting forth the proposed amendment are as follows:

      RESOLVED, that Section 2 and Section 3 of Part I of Article FOURTH to the Company's Certificate of Incorporation providing for the payment of dividends on Preferred Stock of the Company, be, and the same hereby are, amended and restated in their entirety as follows:

        "2. The holders of the Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any funds legally available therefor, cumulative preferential dividends in cash, at the rate per annum fixed for such series, and no more, payable to the stockholders of record on a date fixed for the purpose by the Board of Directors in advance of payment of each particular dividend. Unless other dividend periods and dividend payment dates are fixed for any series of Preferred Stock, dividends on the Preferred Stock shall be payable quarter-yearly on the last days of March, June, September and December in each year. Dividends on shares of the Preferred Stock shall accrue from the date of issuance, or from such other date or dates as may be fixed by the Board of Directors for any series, and shall be cumulative. Each share of Preferred Stock shall rank on a parity with each other share of Preferred Stock, irrespective of series, with respect to preferential dividends at the respective rates fixed for such series, and no dividend shall be declared or paid or set apart for payment on the Preferred Stock of any series unless at the same time there shall have been theretofore or concurrently declared or paid or set apart for payment, as the case may be, a dividend in like proportion upon the Preferred Stock of each other series in respect of all past dividend periods and any then current dividend period the payment date for which precedes or coincides with the dividend payment date for the dividend proposed to be so declared or paid or set apart for payment.

        "3. So long as any shares of Preferred Stock shall remain outstanding, in no event shall any dividends whatsoever, whether in cash, stock, or otherwise, be paid or declared, or any distribution be made, on any class of stock ranking junior to the Preferred Stock, nor shall any shares of stock ranking junior to the Preferred Stock be purchased, retired or otherwise acquired for a valuable consideration by the corporation, unless all dividends on the Preferred Stock in respect of all past dividend periods shall have been paid, or declared and a sum sufficient for the payment thereof set apart, and unless there shall have been theretofore or concurrently declared or paid the full dividend thereon in respect of any then current dividend period the payment date for which precedes or coincides with the proposed date of payment or distribution on, or proposed date of purchase, retirement or acquisition of, as the case may be, any stock ranking junior to the Preferred Stock."

    and it is further

      RESOLVED, that the amendment to the Company's Certificate of Incorporation as set forth in the preceding resolution shall be submitted to those stockholders of the Company who are entitled under applicable law to vote on the adoption of such provisions, for their consideration at the 1988 Annual Meeting of Stockholders to be held on May 10, 1988, and that the Board of Directors does hereby declare said amendment advisable and in the best interests of the Company, and does hereby recommend that the stockholders of the Company vote in favor of such amendment; and it is further

      RESOLVED, that upon the adoption by the stockholders of the Company entitled to vote thereon at the Annual Meeting of Stockholders to be held on May 10, 1988, of the amendment to the Company's Certificate of Incorporation set forth in the above resolution to be acted upon at said meeting, the officers of the Company be, and they hereby are, authorized, empowered and directed (i) to file with the Secretary of State of the State of Delaware a Certificate of Amendment of the Certificate of Incorporation of the Corporation, and (ii) to take such further action as may be deemed necessary or advisable by such officers to carry out the intent and purpose of said resolutions.

  SECOND: That thereafter, pursuant to the resolution of its Board of Directors, an annual meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting a majority of the outstanding stock entitled to vote thereon, as required by the General Corporation Law of the State of Delaware and the Company's Certificate of Incorporation, as amended, voted in favor of the amendment.

  THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

  FOURTH: That said amendment does not effect any change in the issued shares of the Company.

  IN WITNESS WHEREOF, said Tenneco Inc. has caused this Certificate to be signed by M. W. Meyer, as Vice President, and its corporate seal to be hereunto affixed and attested by Karl A. Stewart, as Secretary, this 17th day of May, 1988.

                                          TENNECO INC.

                                          By: /s/ M. W. MEYER
                                             -------------------
                                             M. W. Meyer
                                             Vice President

TENNECO INC.
 DELAWARE
 CORPORATE
  1987
  SEAL

ATTEST:

By: /s/  KARL A. STEWART
   ------------------------
   Karl A. Stewart
   Secretary

                          CERTIFICATE OF DESIGNATION,
                      PREFERENCES AND RIGHTS OF SERIES A
                     PARTICIPATING JUNIOR PREFERRED STOCK

                                 TENNECO INC.

            Pursuant to Section 151 of the General Corporation Law
                           of the State of Delaware

  We, J. L. Ketelsen, Chairman of the Board and Karl A. Stewart, Secretary, of Tenneco Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), in accordance with the provisions of Section 103 thereof, DO HEREBY CERTIFY:

  That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the said Corporation, the said Board of Directors on May 24, 1988, adopted the following resolution creating a series of 3,500,000 shares of Junior Preferred Stock designated as Series A Participating Junior Preferred Stock:

  RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of its Certificate of Incorporation, a series of Junior Preferred Stock of the Corporation be and it hereby is created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

  Section 1. Designation and Amount. The shares of such series shall be designated as "Series A Participating Junior Preferred Stock" and the number of shares constituting such series shall be 3,500,000.

  Section 2. Dividends and Distributions.

  (A) The dividend rate on the shares of Series A Participating Junior Preferred Stock for each quarterly dividend period (hereinafter referred to as a "quarterly dividend period"), which quarterly dividend periods shall commence on January 1, April 1, July 1 and October 1 in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date") (or in the case of original issuance, from the date of original issuance) and shall end on and include the day next preceding the first date of the next quarterly dividend period, shall be equal (rounded to the nearest cent) to the greater of (a) $5 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in cash, based upon the fair market value at the time the non-cash dividend or other distribution is declared as determined in good faith by the Board of Directors) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared (but not withdrawn) on the common stock, par value $5.00 per share, of this Corporation (the "Common Stock") during the immediately preceding quarterly dividend period, or, with respect to the first quarterly dividend period, since the first issuance of any share or fraction of a share of Series A Participating Junior Preferred Stock. In the event the Corporation shall at any time after May 24, 1988 (the "Rights Declaration Date") (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Participating Junior Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

  (B) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Participating Junior Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Participating Junior Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Participating Junior Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Participating Junior Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Participating Junior Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 45 days prior to the date fixed for the payment thereof.

  Section 3. Voting Rights. The holders of shares of Series A Participating Junior Preferred Stock shall have the following voting rights:

  (A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Participating Junior Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation and will vote together with the shares of Common Stock as one class on all such matters. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Participating Junior Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

  (B) (i) If at any time dividends on any Series A Participating Junior Preferred Stock shall be in arrears in an amount equal to six quarterly dividends thereon, the holders of the Series A Participating Junior Preferred Stock, voting as a separate series from all other series of Junior Preferred Stock and classes of capital stock, shall be entitled to elect two members of the Board of Directors in addition to any Directors elected by any other series, class or classes of securities and the authorized number of Directors will automatically be increased by two. Promptly thereafter, the Board of Directors of this Corporation shall, as soon as may be practicable, call a special meeting of holders of Series A Participating Junior Preferred Stock for the purpose of electing such members of the Board of Directors. Said special meeting shall in any event be held within 45 days of the occurrence of such arrearage.

    (ii) During any period when the holders of Series A Participating Junior Preferred Stock, voting as a separate series, shall be entitled and shall have exercised their right to elect two Directors, then and during such time as such right continues (a) the then authorized number of Directors shall be increased by two, and the holders of Series A Participating Junior Preferred Stock, voting as a separate series, shall be entitled to elect the additional Director so provided for, and (b) each such additional Director shall not be a member of Class I, Class II or Class III of the Board of Directors, but shall serve until the next annual meeting of stockholders for the election of Directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this
Section 3B.

    (iii) A Director elected pursuant to the terms hereof may be removed with or without cause by the holders of Series A Participating Junior Preferred Stock entitled to vote in an election of such Director.

    (iv) If, during any interval between annual meetings of stockholders for the election of Directors and while the holders of Series A Participating Junior Preferred Stock shall be entitled to elect two Directors, there is no such Director in office by reason of resignation, death or removal, then, promptly thereafter, the Board of Directors shall cause a special meeting of the holders of Series A Participating Junior Preferred Stock for the purpose of filling such vacancy and such vacancy shall be filled at such special meeting. Such special meeting shall in any event be held within 45 days of the occurrence of such vacancy.

    (v) At such time as the arrearage is fully cured, and all dividends accumulated and unpaid on any shares of Series A Participating Junior Preferred Stock outstanding are paid, and, in addition thereto, at least one regular dividend has been paid when subsequent to curing such arrearage, the term of office of any Director elected pursuant hereto, or his successor, shall automatically terminate, and the authorized number of Directors shall automatically decrease by two, the rights of the holders of the shares of the Series A Participating Junior Preferred Stock to vote as provided in this Section shall cease, subject to renewal from time to time upon the same terms and conditions, and the holders of shares of the Series A Participating Junior Preferred Stock shall have only the limited voting rights elsewhere herein set forth.

  Section 4. Required Shares. Any shares of Series A Participating Junior Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Junior Preferred Stock and may be reissued as part of a new series of Junior Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

  Section 5. Liquidation, Dissolution or Winding Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the Series A Participating Junior Preferred Stock shall be entitled to receive the greater of (a) $100 per share, plus accrued dividends to the date of distribution, whether or not earned or declared, or (b) an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of Common Stock. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Participating Junior Preferred Stock were entitled immediately prior to such event pursuant to clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction of the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

  Section 6. Optional Redemption. (a) The Company shall have the option to redeem the whole or any part of the Series A Participating Junior Preferred Stock at any time at a redemption price equal to, subject to the provision for adjustment hereinafter set forth, 100 times the "current per share market price" of the Common Stock on the date of the mailing of the notice of redemption, together with unpaid accumulated dividends to the date of such redemption. In the event the Company shall at any time after June 10, 1988 (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Participating Junior Preferred Stock were otherwise entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. The "current per share market price" on any date shall be deemed to be the average of the closing price per share of such Common Stock for the 10 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") or such other system then in use or, if on any such date the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors of the Company. If on such date no such market maker is making a market in the Common Stock, the fair value of the Common Stock on such date as determined in good faith by the Board of Directors of the Company shall be used. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, a Monday, Tuesday, Wednesday, Thursday or Friday on which banking institutions in the State of New York are not authorized or obligated by law or executive order to close.

    (b) Notice of any such redemption shall be given by mailing to the holders of the Series A Participating Junior Preferred Stock a notice of such redemption, first class postage prepaid, not later than the thirtieth day and not earlier than the sixtieth day before the date fixed for redemption, at their last address as the same shall appear upon the books of the Company. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the shareholder received such notice, and failure duly to give such notice by mail, or any defect in such notice, to any holder of Series A Participating Junior Preferred Stock shall not affect the validity of the proceedings for the redemption of such Series A Participating Junior Preferred Stock. If less than all the outstanding shares of Series A Participating Junior Preferred Stock are to be redeemed, the redemption shall be made by lot as determined by the Board of Directors.

    (c) The notice of redemption to each holder of Series A Participating Junior Preferred Stock shall specify (a) the number of shares of Series A Participating Junior Preferred Stock of such holder to be redeemed, (b) the date fixed for redemption, (c) the redemption price and (d) the place of payment of the redemption price.

    (d) If any such notice of redemption shall have been duly given or if the Company shall have given to the bank or trust company hereinafter referred to irrevocable written authorization promptly to give or complete such notice, and if on or before the redemption date specified therein the funds necessary for such redemption shall have been deposited by the Company with the bank or trust company designated in such notice, doing business in the City of Houston, State of Texas, and having a capital, surplus and undivided profits aggregating at least $25,000,000 according to its last published statement of condition, in trust for the benefit of the holders of Series A Participating Junior Preferred Stock called for redemption, then, notwithstanding that any certificate for such shares so called for redemption shall not have been surrendered for cancellation, from and after the time of such deposit all such shares called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall no longer be deemed outstanding and shall forthwith cease and terminate, except the right of the holders thereof to receive from such bank or trust company at any time after the time of such deposit the funds so deposited, without interest, and the right to exercise, up to the close of business on the fifth day before the date fixed for redemption. In case less than all the shares represented by any surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. Any interest accrued on such funds shall be paid to the Company from time to time. Any funds so deposited and unclaimed at the end of six years from such redemption date shall be repaid to the Company, after which the holders of shares of Series A Participating Junior Preferred Stock called for redemption shall look only to the Company for payment thereof.

  Section 7. Fractional Shares. Series A Participating Junior Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holders fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Participating Junior Preferred Stock.

IN WITNESS WHEREOF, we have executed and subscribed this Certificate and do affirm the foregoing as true under the penalties of perjury as of the 24th day of May, 1988.

                                  /s/   J. L. KETELSEN
                                -------------------------------
                                J. L. Ketelsen
[CORPORATE SEAL]                Chairman of the Board

Attest:

   /s/  K. A. STEWART
---------------------------
K. A. Stewart
Secretary

                                 TENNECO INC.

                 CERTIFICATE OF RETIREMENT OF PREFERRED STOCK

                             REDEEMED OR PURCHASED

                             ---------------------

  Tenneco Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY as follows:

  FIRST: That pursuant to the provisions of Section 160 of the General Corporation Law of the State of Delaware, and subject to the provisions of its Certificate of Incorporation, as amended, One Hundred Ninety-Five Thousand Seven Hundred Sixty-One (195,761) shares of its issued and outstanding $7.40 Cumulative Preferred Stock were purchased and/or redeemed by the corporation and pursuant to the provisions of Section 243 of the General Corporation Law of the State of Delaware, such shares of stock have the status of retired shares.

  SECOND: That the Certificate of Incorporation of the corporation prohibits the reissuance of such retired shares of Cumulative Preferred Stock.

  THIRD: That pursuant to the provisions of Section 243 of the General Corporation Law of the State of Delaware, upon this Certificate becoming effective, the Certificate of Incorporation of the corporation shall be amended so that the authorized Cumulative Preferred Stock of the corporation shall be reduced by the aggregate of the shares so retired, to-wit: One Hundred Ninety-Five Thousand Seven Hundred Sixty-One (195,761) shares.

  FOURTH: That this Certificate of Retirement shall be effective on March 1, 1989.

  IN WITNESS WHEREOF, said Tenneco Inc. has caused this Certificate to be signed by Peter Menikoff, a Vice President, and attested by Karl A. Stewart, Secretary, this 21st day of February, A.D., 1989.

TENNECO INC.                                 TENNECO INC.
DELAWARE
CORPORATE
1987                                          /s/ Peter Menikoff
SEAL                                         ------------------------------
                                                  Vice President

ATTEST:


    /s/ Karl A. Stewart
-----------------------------
         Secretary

                                 TENNECO INC.

                 CERTIFICATE OF RETIREMENT OF PREFERRED STOCK

                             REDEEMED OR PURCHASED

                             ---------------------

  Tenneco Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY as follows:

  FIRST: That pursuant to the provisions of Section 160 of the General Corporation Law of the State of Delaware, and subject to the provisions of its Certificate of Incorporation, as amended, One Hundred Ninety-Five Thousand Seven Hundred Sixty-One (195,761) shares of its issued and outstanding $7.40 Cumulative Preferred Stock were purchased and/or redeemed by the corporation and pursuant to the provisions of Section 243 of the General Corporation Law of the State of Delaware, such shares of stock have the status of retired shares.

  SECOND: That the Certificate of Incorporation of the corporation prohibits the reissuance of such retired shares of Cumulative Preferred Stock.

  THIRD: That pursuant to the provisions of Section 243 of the General Corporation Law of the State of Delaware, upon this Certificate becoming effective, the Certificate of Incorporation of the corporation shall be amended so that the authorized Cumulative Preferred Stock of the corporation shall be reduced by the aggregate of the shares so retired, to-wit: One Hundred Ninety-Five Thousand Seven Hundred Sixty-One (195,761) shares.

  FOURTH: That this Certificate of Retirement shall be effective on March 1, 1990.

  IN WITNESS WHEREOF, said Tenneco Inc. has caused this Certificate to be signed by Peter Menikoff, a Vice President and Treasurer, and attested by Karl A. Stewart, Secretary, this 21st day of February, A.D., 1990.

TENNECO INC.                                   TENNECO INC.
DELAWARE
CORPORATE
1987                                           /s/ Peter Menikoff
SEAL                                           ------------------------------
                                               Vice President and Treasurer
ATTEST:


   /s/ Karl A. Stewart
------------------------------
         Secretary

                                 TENNEC0 INC.

                 CERTIFICATE OF RETIREMENT OF PREFERRED STOCK

                             REDEEMED OR PURCHASED

                             ---------------------

  Tenneco Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY as follows:

  FIRST: That pursuant to the provisions of Section 160 of the General Corporation Law of the State of Delaware, and subject to the provisions of its Certificate of Incorporation, as amended, One Hundred Ninety-Five Thousand Seven Hundred Sixty-One (195,761) shares of its issued and outstanding $7.40 Cumulative Preferred Stock were purchased and/or redeemed by the corporation and pursuant to the provisions of Section 243 of the General Corporation Law of the State of Delaware, such shares of stock have the status of retired shares.

  SECOND: That the Certificate of Incorporation of the corporation prohibits the reissuance of such retired shares of Cumulative Preferred Stock.

  THIRD: That pursuant to the provisions of Section 243 of the General Corporation Law of the State of Delaware, upon this Certificate becoming effective, the Certificate of Incorporation of the corporation shall be amended so that the authorized Cumulative Preferred Stock of the corporation shall be reduced by the aggregate of the shares so retired, to-wit: One Hundred Ninety-Five Thousand Seven Hundred Sixty-One (195,761) shares.

  FOURTH: This Certificate shall become effective on March 1, 1991.

  IN WITNESS WHEREOF, said Tenneco Inc. has caused this Certificate to be signed by Peter Menikoff, a Vice President and Treasurer, and attested by Karl A. Stewart, Secretary, this 21st day of February, 1991.


                                             TENNECO INC.

                                             BY:  /s/ Peter Menikoff
                                                -----------------------------
                                                Peter Menikoff,
                                                Vice President and Treasurer

[CORPORATE SEAL]

ATTEST:

  /s/ Karl A. Stewart
------------------------------
Karl A. Stewart, Secretary

                                                                [CONFORMED COPY]

                                 TENNECO INC.

                          CERTIFICATE OF DESIGNATION,
                   PREFERENCES AND RIGHTS OF PREFERRED STOCK
                   BY RESOLUTIONS OF THE BOARD OF DIRECTORS
                           PROVIDING FOR AN ISSUE OF
                               10,062,500 SHARES
                         OF PREFERRED STOCK DESIGNATED
                     "SERIES A CUMULATIVE PREFERRED STOCK"

                            -------------------------

  We, Robert T. Blakely, Senior Vice President, and Karl A. Stewart, Secretary, of Tenneco Inc. (hereinafter referred to as the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 151 thereof, DO HEREBY
CERTIFY:

  That pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation of said Corporation, as amended (hereinafter referred to as the "Certificate of Incorporation"), the Board of Directors is authorized to issue Preferred Stock, without par value, of the Corporation in one or more series, and the Board of Directors (i) has authorized the issuance of the series of Preferred Stock hereinafter provided for, (ii) has authorized a special committee of the Board of Directors (hereinafter referred to as the "Stock Issuance Committee") to adopt the resolution set forth below creating a series of 10,062,500 shares of Preferred Stock, without par value, designated as Series A Cumulative Preferred Stock and (iii) has adopted the immediately following resolution granting voting rights to the holders of such series of Preferred Stock in addition to the voting rights granted to holders of Preferred Stock by the Certificate of Incorporation:

    RESOLVED, that the series of Preferred Stock that the Stock Issuance Committee has been authorized by the Board of Directors to create (hereinafter called "Preferred Stock of Such Series") shall have the following voting rights in addition to the voting rights granted to holders of Preferred Stock by the Certificate of Incorporation:

    Whenever, at any time or times, dividends payable on the Preferred Stock of Such Series shall be in arrears in an aggregate amount equivalent to six full quarter-yearly dividends (in determining the amount of dividends in arrears, the full amount of the quarter-yearly dividend shall be included for each quarter-yearly dividend which was not paid in full), the holders of outstanding Preferred Stock of Such Series shall have the exclusive right, voting separately and as a class, to elect two directors of the Corporation and the remaining directors shall be elected by the holders of the class or classes of stock entitled to vote therefor at each meeting of the stockholders held for the purpose of electing directors, until such time as all accrued and unpaid dividends on the Preferred Stock of Such Series shall have been paid in full, at which time the right of the holders of the Preferred Stock of Such Series to vote pursuant to the provisions of this resolution shall terminate, subject to revesting in the event of each and every subsequent default of the character and for the time above mentioned.

    At any time when voting rights shall, pursuant to the provisions of this resolution, be vested in the Preferred Stock of Such Series, the number of directors of the Corporation shall be not less than that number required so that two directors may be elected by the holders of the Preferred Stock of Such Series and a proper officer of the Corporation shall, upon the written request of the holders of record of at least ten percent in aggregate stated value of the Preferred Stock of Such Series then outstanding, addressed to the Secretary of the Corporation, call a special meeting of holders of the Preferred Stock of Such Series and of any other class or classes of stock having voting power with respect to the election of directors. Such meeting shall be held at the earliest practicable date at the place at which the last preceding annual meeting of the stockholders of the Corporation was held, but may be held at the time and place of the annual meeting if such annual meeting is to be held within 60 days after such voting rights shall be vested in the Preferred Stock of Such Series. If such meeting shall not be called by the proper officer of the Corporation as required within 20 days after personal service of the said written request upon the Secretary of the Corporation, or within 20 days after mailing the same within the United States of America by registered mail addressed to the Secretary of the Corporation at its principal office (such mailing to be evidenced by the registry receipt issued by the postal authorities), then the holders of record of at least ten percent of the aggregate stated value of the Preferred Stock of Such Series then outstanding may designate in writing one of their number to call such meeting, and such meeting may be called by such person designated upon the notice required for annual meetings of stockholders and shall be held at the place at which the last preceding annual meeting of the stockholders of the Corporation was held. Any holder of the Preferred Stock of Such Series so designated shall have access to the stock books of the Corporation for the purpose of causing a meeting of stockholders to be called pursuant to these provisions.

    At any meeting so called, and at any other meeting of stockholders held for the purpose of electing directors at which the holders of the Preferred Stock of Such Series shall have the right, voting separately and as a class, to elect directors as aforesaid, the presence in person or by proxy of a majority of the outstanding shares of the Preferred Stock of Such Series shall be required to constitute a quorum of such class for the election of any director by the holders of the Preferred Stock of Such Series voting as a class.

    At any such meeting or adjournment thereof, (x) the absence of a quorum of the Preferred Stock of Such Series shall not prevent the election of directors other than those to be elected by the Preferred Stock of Such Series voting as a class and the absence of a quorum for the election of such other directors shall not prevent the election of the directors to be elected by the Preferred Stock of Such Series voting as a class, and (y) in the absence of either or both such quorums, a majority of the holders present in person or by proxy of the stock or stocks which lack a quorum shall have power to adjourn the meeting for the election of directors which they are entitled to elect from time to time without notice other than announcement at the meeting until a quorum shall be present.

    Upon any termination of the right of the holders of the Preferred Stock of Such Series to vote for directors as a class as herein provided, the term of office of the directors so elected by the holders of the Preferred Stock of Such Series shall terminate and the number of directors shall be reduced accordingly.

and that the Stock Issuance Committee has adopted the following resolution creating a series of 10,062,500 shares of Preferred Stock, without par value, designated as Series A Cumulative Preferred Stock:

    RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation by the Certificate of Incorporation and the authority vested by such Board in a Stock Issuance Committee, all of the members of which are members of such Board, a series of Preferred Stock, without par value, of the Corporation be, and hereby is created, to be designated "Series A Cumulative Preferred Stock" (hereinafter referred to as the "Series A Preferred Stock"), consisting of l0,062,500 shares, and to the extent that the designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions of the Series A Preferred Stock are not stated and expressed in the Certificate of Incorporation or in resolutions adopted by the Board of Directors of the Corporation, such designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions thereof, are hereby fixed and stated to be as follows (all terms used herein which are defined in the Certificate of Incorporation shall be deemed to have the meanings provided therein):

    Section 1. Dividends. The dividend rate on the Series A Preferred Stock shall be $5.60 per annum ($l.40 per quarter-year). Dividends on shares of the Series A Preferred Stock shall accrue on a daily basis from December 24, l991 to and including the Final Conversion Date (as defined in Section 2) or such earlier date on which such shares are converted as provided herein. The first dividend payment will be for the period from December 24, 1991 to and including March 31, 1992. Dividends payable on the Series A Preferred Stock for any period shorter than a quarter-yearly dividend period shall be computed on the basis of a 360-day year of twelve 30-day months.

  Section 2. Conversions (a) Final Conversion. Unless earlier converted in accordance with the provisions hereof, on December 31, 1994 (the "Final Conversion Date"), all outstanding shares of Series A Preferred Stock shall be converted automatically into, through the issue by the Corporation in the manner provided hereinafter of, fully paid and non-assessable shares of Common Stock. On such date, each holder of shares of Series A Preferred Stock, upon conversion of the Series A Preferred Stock, shall:

    (i) receive the number of shares of Common Stock equal to the product of the Common Equivalent Rate (determined as provided in paragraph (d) of this Section 2) in effect on the Final Conversion Date multiplied by the number of shares of Series A Preferred Stock owned by such holder; and

    (ii) be entitled to receive an amount in cash equal to all accrued and unpaid dividends to and including the Final Conversion Date, whether or not earned or declared, out of funds legally available therefor.

  (b) Upon Certain Mergers or Consolidations or Other Events. Upon either:

    (1) immediately prior to the effectiveness of a merger or consolidation of the Corporation that results in the conversion or exchange of the Common Stock into the right to receive other securities or other property (whether of the Corporation or any other entity) (any such merger or consolidation is referred to herein as a "Merger or Consolidation"), or

    (2) immediately prior to the close of business on the business day immediately preceding the Distribution Date (as defined in clause (iv) of paragraph (h) of this Section 2) (the occurrence of the Distribution Date is referred to herein as the "Distribution Date Event").

then, in either event each outstanding share of Series A Preferred Stock shall be converted automatically into the following:

    (i) one share of Common Stock multiplied by the Common Equivalent Rate in effect on the effective date of a Merger or Consolidation or on such business day immediately preceding the Distribution Date, as the case may be; plus

    (ii) the right to receive an amount in cash equal to all accrued and unpaid dividends, out of funds legally available therefor, on such share of Series A Preferred Stock to and including the Settlement Date (as defined in clause
  (vi) of paragraph (h) of this Section 2) (and dividends shall cease to accrue as of the Settlement Date); plus

    (iii) the right to receive an amount in cash initially equal to $7.20, reduced by $0.006624 on each day from December 24, 199l (computed on the basis of a 360-day year of twelve 30-day months) to and including October 31, 1994, and equal to zero thereafter, in each case to and including the Settlement Date, unless sooner converted.

  At the option of the Corporation, it may deliver on the Settlement Date, in lieu of the cash consideration described in clauses (ii) and (iii) of the preceding sentence, a number of shares of Common Stock equal to one times a fraction, the numerator of which is the amount of cash consideration described in such clauses (ii) and (iii) and the denominator of which is the Current Market Price of the Common Stock determined, in the case of a Merger or Consolidation, as of the second Trading Date immediately preceding the Notice Date and, in the case of a Distribution Date Event, as of the second Trading Date immediately preceding the Distribution Date.

Such option may be exercised by the Corporation in whole or in part with respect to the outstanding Series A Preferred Stock.

  (c) Right to Call for Conversion. At any time and from time to time prior to the Final Conversion Date, the Corporation shall have the right to call, in whole or in part, the outstanding shares of Series A Preferred Stock for conversion into shares of Common Stock (subject to the notice provisions set forth in paragraph (i) of this Section 2) and to deliver to the holders thereof in exchange for each such share called for conversion, a number of shares of Common Stock equal to one times a fraction, the numerator of which is the Call Price (as defined in paragraph (h) of this Section 2) on the conversion date and the denominator of which is the Current Market Price (as defined in clause (v) of paragraph (d) of this Section 2) of the Common Stock determined as of the second Trading Date preceding the Notice Date, plus in each case an amount in cash equal to accrued and unpaid dividends to and including the date of conversion.

  (d) Common Equivalent Rate; Adjustments. The Common Equivalent Rate to be used to determine the number of shares of Common Stock to be delivered on the conversion of the Series A Preferred Stock into shares of Common Stock pursuant to paragraphs (a) and (b) of this Section 2 shall be initially two shares of Common Stock for each share of Series A Preferred Stock; provided, however, that such Common Equivalent Rate shall be subject to adjustment from time to time as provided below in this paragraph (d). All adjustments to the Common Equivalent Rate shall be calculated to the nearest l/100th of a share of Common Stock. Such rate in effect at any time is herein called the "Common Equivalent Rate."

    (i) If the Corporation shall either:

      (l) pay a dividend or make a distribution with respect to Common Stock in shares of Common Stock,

      (2) subdivide or split its outstanding shares of Common Stock,

      (3) combine its outstanding shares of Common Stock into a smaller number of shares, or

      (4) issue by reclassification of its shares of Common Stock any shares of common stock of the Corporation then, in any such event, the Common Equivalent Rate in effect immediately prior thereto shall be adjusted so that the holder of a share of the Series A Preferred Stock shall be entitled to receive on the conversion of such share of the Series A Preferred Stock, the number of shares of Common Stock of the Corporation which such holder would have owned or been entitled to receive after the happening of any of the events described above had such shares of the Series A Preferred Stock been surrendered for conversion at the Common Equivalent Rate in effect immediately prior to such time. Such adjustment shall become effective at the opening of business on the business day next following the record date for determination of stockholders entitled to receive such dividend or distribution in the case of a dividend or distribution and shall become effective immediately after the effective date in case of a subdivision, combination or reclassification; and any shares of Common Stock issuable in payment of a dividend shall be deemed to have been issued immediately prior to the close of business on the record date for such dividend for purposes of calculating the number of outstanding shares of Common Stock under clauses (ii) and (iii) below.

    (ii) If the Corporation shall issue rights or warrants to all holders of its Common Stock entitling them (for a period not exceeding 45 days from the date of such issuance) to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share (determined pursuant to clause (v) below) of the Common Stock on the record date for the determination of stockholders entitled to receive such rights or warrants, then in each case the Common Equivalent Rate shall be adjusted by multiplying the Common Equivalent Rate in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants, immediately prior to such issuance, plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall he the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants, immediately prior to such issuance, plus the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at such Current Market Price (determined by multiplying such total number of shares by the exercise price of such rights or warrants and dividing the product so obtained by such Current Market Price). Shares of Common Stock owned by the Corporation or by another corporation of which a majority of the shares entitled to vote in the election of directors are held, directly or indirectly, by the Corporation shall not be deemed to be outstanding for purposes of such computation. Such adjustment shall become effective at the opening of business on the business day next following the record date for the determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Common Equivalent Rate shall be readjusted to the Common Equivalent Rate which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock actually delivered.

    (iii) If the Corporation shall pay a dividend or make a distribution to all holders of its Common Stock of evidence of its indebtedness or other assets (including shares of capital stock but excluding any cash dividends or distributions and dividends referred to in clause (i) above), or shall distribute to all holders of its Common Stock rights or warrants to subscribe for or purchase securities of the Corporation or any of its subsidiaries (other than those referred to in clause (ii) above), then in each such case the Common Equivalent Rate shall be adjusted by multiplying the Common Equivalent Rate in effect immediately prior to the date of such distribution by a fraction, of which the numerator shall be the Current Market Price per share of Common Stock (determined pursuant to clause (v) below) on the record date mentioned below, and of which the denominator shall be such Current Market Price per share of Common Stock less the then fair market value (as determined by the Board of Directors of the Corporation, whose determination shall be conclusive) as of such record date of the portion of the assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, applicable to one share of Common Stock. Such adjustment shall become effective on the opening of business on the business day next following the record date for the determination of stockholders entitled to receive such distribution.

    (iv) Anything in this Section 2 notwithstanding, the Corporation shall be entitled to make such increases in the Common Equivalent Rate, in addition to those required by this Section 2, as it in its discretion shall determine to be advisable in order that any stock dividends, subdivision of shares, distribution of rights to purchase stock or securities, or a distribution of securities convertible into or exchangeable for stock (or any transaction which could be treated as any of the foregoing transactions pursuant to
  Section 305 of the Internal Revenue Code of l986, as amended) hereafter made by the Corporation to its stockholders shall not be taxable. No adjustment in the Common Equivalent Rate shall be made as a result of the rights issued in connection with the Rights Agreement (as defined in clause (iv) of paragraph
  (h) of this Section 2).

    (v) As used in this Section 2, the Current Market Price per share of Common Stock on any date shall be the average of the daily Closing Prices for the five consecutive Trading Dates ending on the date of determination of the Current Market Price (appropriately adjusted to take into account the occurrence during such five-day period of any event that results in an adjustment of the Common Equivalent Rate); provided, however, that if the Closing Price for the Trading Date next succeeding such five-day period (the "next-day closing price") is less than 95% of such five-day average, then the Current Market Price per share of Common Stock on such date of determination shall be the next-day closing price.

    (vi) In any case in which paragraph (d) of this Section 2 shall require that an adjustment as a result of any event become effective at the opening of business on the business day next following a record date and the date fixed for conversion pursuant to paragraph (a) or (c) of this Section 2 occurs after such record date, but before the occurrence of such event, the Corporation may in its sole discretion elect to defer the following until after the occurrence of such event:

      (1) issuing to the holder of any shares of the Series A Preferred Stock surrendered for conversion the additional shares of Common Stock issuable upon such conversion over and above the shares of Common Stock issuable upon such conversion on the basis of the Common Equivalent Rate prior to adjustment; and

      (2) paying to such holder any amount in cash in lieu of a fractional share of Common Stock pursuant to paragraph (f) of this Section 2.

  (e) Notice of Adjustments. Whenever the Common Equivalent Rate is adjusted as herein provided the Corporation shall:

    (i) forthwith compute the adjusted Common Equivalent Rate in accordance with this Section 2 and prepare a certificate signed by the Chief Executive Officer, the President or any Vice President of the Corporation setting forth the adjusted Common Equivalent Rate, the method of calculation thereof in reasonable detail and the facts requiring such adjustment and upon which such adjustment is based, and file such certificate forthwith with the transfer agent or agents for the Series A Preferred Stock and the Common Stock; and

    (ii) mail a notice stating that the Common Equivalent Rate has been adjusted, the facts requiring such adjustment and upon which such adjustment is based and setting forth the adjusted Common Equivalent Rate to the holders of record of the outstanding shares of the Series A Preferred Stock at or prior to the time the Corporation mails an interim statement to its stockholders covering the quarter-yearly period during which the facts requiring such adjustment occurred, but in any event within 45 days of the end of such quarter.

  (f) No Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of shares of the Series A Preferred Stock but, in lieu of any fraction of a share of Common Stock which would otherwise be issuable in respect of the aggregate number of shares of the Series A Preferred Stock surrendered by the same holder for conversion on any conversion date, the holders shall have the right to receive in lieu of such fraction an amount in cash equal to the same fraction of the Current Market Price of the Common Stock determined, in the case of any conversion other than a conversion in connection with a Distribution Date Event, as of the second Trading Date immediately preceding the relevant Notice Date and, in the case of a conversion in connection with a Distribution Date Event, as of the second Trading Date immediately preceding the Distribution Date.

  (g) Cancellation. All shares of Series A Preferred Stock which shall have been converted or exchanged for shares of Common Stock or which shall have been purchased or otherwise acquired by the Corporation shall assume the status of authorized but unissued shares of Preferred Stock undesignated as to series.

  (h) Definitions. As used in this Section 2,

    (i) the term "business day" shall have the same meaning set forth in the Rights Agreement (as defined in subparagraph (iv) of this paragraph (h));

    (ii) the term "Call Price" shall mean the per share price, which shall be initially $92.70, reduced by $0.006624 on each day from December 24, 1991 (computed on the basis of a 360-day year of twelve 30-day months) to and including October 31, 1994 and to $85.50 thereafter, if not sooner converted;

    (iii) the term "Closing Price" on any day shall mean the closing sales price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices regular way, in each case on the New York Stock Exchange, or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices of the Common Stock on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similarly generally accepted reporting service, or if not so available in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors of the Corporation for that purpose;

    (iv) the term "Distribution Date" shall have the meaning set forth in the Rights Agreement dated as of May 24, 1988, as amended and restated as of October 1, 1989 between the Corporation and First Chicago Trust Company of New York, as Rights Agent, as the same may be further amended, modified or supplemented (the "Rights Agreement");

    (v) the term "Notice Date" with respect to any notice given by the Corporation in connection with a conversion of any of the Series A Preferred Stock shall be the date of the commencement of the mailing of such notice to the holders of Series A Preferred Stock or the date such notice is first published in accordance with paragraph (i) of this Section 2; and

    (vi) the term "Settlement Date" shall mean the following:

      (x) with respect to a Distribution Date Event, the business day immediately preceding the Distribution Date, and

      (y) with respect to a Merger or Consolidation, immediately prior to the effective time of the Merger or Consolidation; and

    (vii) the term "Trading Date" shall mean a date on which the New York Stock Exchange (or any successor to such Exchange) is open for the transaction of business.

  (i) Notice of Conversion. The Corporation will provide notice of any conversion (including any potential conversion described in paragraph (b) of this Section 2) of shares of Series A Preferred Stock to holders of record of the Series A Preferred Stock to be converted not less than 30 nor more than 60 days prior to the date fixed for conversion (including the effective date of any applicable Merger or Consolidation defined in clause (l) of paragraph (b) of this Section 2); provided, however, that such notice need only be given in the case of a potential Distribution Date Event not less than seven business days prior to any Distribution Date but not less than 30 days prior to the Settlement Date if the Corporation elects to deliver cash pursuant to clauses (ii) or (iii) of paragraph (b) of Section 2. Such notice will be provided by mailing notice of such conversion, first class postage prepaid, to the holders of record of the Series A Preferred Stock to be converted, at such holder's address as it appears on the stock register of the Corporation. In addition, such notice may be given by publishing notice thereof in The Wall Street Journal or The New York Times, or, if neither such newspaper is then being published, any other daily newspaper of national circulation (each, an "Authorized Newspaper"). In the case of notice of conversion upon a potential Distribution Date Event, upon such notice by mail, the Corporation shall also publish notice of such conversion promptly in an Authorized Newspaper. Each such mailed or published notice shall state, as appropriate, the following:

    (i) the conversion date; provided, however, that, in the case of a potential Distribution Date Event, the notice need only specify the earliest anticipated conversion date and that the Distribution Date may not occur;

    (ii) the number of shares of Series A Preferred Stock to be converted and, if less than all the shares held by such holder are to be converted, the number of such shares to be converted from such holder;

    (iii) the Call Price (in the case of an optional conversion pursuant to paragraph (c) of this Section 2) and the number of shares of Common Stock deliverable and the amount of accrued dividends payable upon conversion;

    (iv) the place or places where certificates for such shares are to be surrendered for conversion; and

    (v) that dividends on the shares of Series A Preferred Stock to be converted will cease to accrue on such conversion date unless the corporation shall default in providing the shares of Common Stock and any funds necessary for the conversion at the time and place specified in such notice.

  In the event, following the giving of a notice in connection with a potential Distribution Date Event, the rights issued under the Rights Agreement are redeemed or expire or the occurrence of a Distribution Date as a result of the event which gave rise to the giving of such notice will not occur, a notice to such effect shall promptly be given to the holders of Series A Preferred Stock.

  The Corporation's obligation to deliver shares of Common Stock and provide funds in accordance with this Section 2 shall be deemed fulfilled if, on or before the conversion date, the Corporation shall deposit, with (a) a corporation organized and doing business under the laws of the United States or of the States of New York or Texas (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in the States of New York or Texas), in good standing, having a principal office in the States of New York or Texas, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination and which has at the time of such deposit a combined capital and surplus of at least $50,000,000 or (b) an affiliate of a corporation described in clause (a) of this sentence, shares of Common Stock for conversion (including the payment of fractional share amounts), together with shares of Common Stock or funds sufficient to pay all accrued and unpaid dividends and amounts to be paid under Section 2(b)(iii) on the shares to be converted as required by this Section 2, in trust for the account of the holders of the shares to be converted (and so as to be and continue to be available therefor), with irrevocable instructions and authority to such corporation that such shares and funds be delivered upon conversion of the shares of Series A Preferred Stock so called for conversion. Any interest accrued on such funds shall be paid to the Corporation from time to time. Any shares of Common Stock or funds so deposited and unclaimed at the end of three years from such conversion date shall be repaid and released to the Corporation, after which the holder or holders of such shares of Series A Preferred Stock so called for conversion shall look only to the Corporation for delivery of shares of Common Stock following such surrender and the date of conversion. Each holder of shares of Series A Preferred Stock called for conversion shall surrender the certificates evidencing such shares to the Corporation at a place designated in such notice and shall thereupon be entitled to receive certificates evidencing shares of Common Stock. In case less than all the shares represented by any such surrendered certificate are converted, a new certificate shall be issued at the expense of the Corporation representing the unconverted shares. If notice of conversion shall have been duly given by publication in an Authorized Newspaper at least 30 days prior to the Settlement Date, and if on the date fixed for conversion shares of Common Stock and any funds necessary for the conversion shall have been either set aside by the Corporation separate and apart from its other funds or assets in trust for the account of the holders of the shares so to be converted (and so as to be and continue to be available therefor) or deposited with a corporation as provided above, then, notwithstanding that the certificates evidencing any shares of Series A Preferred Stock so called for conversion shall not have been surrendered, the shares represented thereby so called for conversion shall be deemed no longer outstanding, dividends with respect to the shares so called for conversion shall cease to accrue after the date fixed for conversion and all rights with respect to the shares so called for conversion shall forthwith after such date cease and terminate, except for the right of the holders to receive the shares of Common Stock (and any funds required by this Section 2) without interest upon surrender of their certificates therefor. If less than all the outstanding shares of Series A Preferred Stock are to be called for conversion, shares to be converted shall be selected by the Corporation from outstanding shares of Series A Preferred Stock not previously converted by lot or pro rata (as nearly as may be) or by any other equitable method determined by the Board of Directors of the Corporation.

  Section 3. Liquidation Rights. The amount which the holders of Series A Preferred Stock shall be entitled to receive in the event of any dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary (collectively, a "Liquidation"), shall be $59.00 per share plus accrued and unpaid dividends to the date of Liquidation, and no more. After such amount is paid in full, no further distributions or payments shall be made in respect of shares of Series A Preferred Stock, such shares of Series A Preferred Stock shall no longer be deemed to be outstanding or be entitled to any privilege of exchange or conversion or to any other powers, preferences, rights or privileges, including voting rights, and such shares of Series A Preferred Stock shall be surrendered for cancellation to the Corporation.

  Section 4. Voting Rights. Except as otherwise provided in the Certificate of Incorporation or in resolutions adopted by the Board of Directors of the Corporation or as required by law, the holders of shares of Series A Preferred Stock shall not be entitled to vote on any matter on which the holders of any voting securities of the Corporation shall be entitled to vote.

  Section 5. Increase in Shares. The number of shares of Series A Preferred Stock may, to the extent of the Corporation's authorized and unissued Preferred Stock, be increased by further resolution duly adopted by the Board of Directors and the filing and recording of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such increase has been so authorized.

  Section 6. Issuance of Additional Shares. No shares of Series A Preferred Stock, in addition to the shares designated herein as Series A Preferred Stock, shall be issued as Series A Preferred Stock after March 3l, 1992.

  IN WITNESS WHEREOF, said Tenneco Inc. has caused this Certificate to be signed by Robert T. Blakely, as Senior Vice President, and its corporate seal to be hereunto affixed and attested by Karl A. Stewart, as Secretary, this 19th day of December, 1991.

                                        TENNECO INC.

                                        By:  /s/  Robert T. Blakely
                                           ---------------------------
                                           Robert T. Blakely
                                           Senior Vice President

[CORPORATE SEAL]

ATTEST:

  /s/  Karl A. Stewart
--------------------------
Karl A. Stewart, Secretary

                                 TENNECO INC.

                 CERTIFICATE OF RETIREMENT OF PREFERRED STOCK

                             REDEEMED OR PURCHASED

                             ---------------------

  Tenneco Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY as follows:

  FIRST: That pursuant to the provisions of Section 160 of the General Corporation Law of the State of Delaware, and subject to the provisions of its Certificate of Incorporation, as amended, One Hundred Ninety-Five Thousand Seven Hundred Sixty-One (195,761) shares of its issued and outstanding $7.40 Cumulative Preferred Stock were purchased and/or redeemed by the corporation and pursuant to the provisions of Section 243 of the General Corporation Law of the State of Delaware, such shares of stock have the status of retired shares.

  SECOND: That the Certificate of Incorporation of the corporation prohibits the reissuance of such retired shares of Cumulative Preferred Stock.

  THIRD: That pursuant to the provisions of Section 243 of the General Corporation Law of the State of Delaware, upon this Certificate becoming effective, the Certificate of Incorporation of the corporation shall be amended so that the authorized Cumulative Preferred Stock of the corporation shall be reduced by the aggregate of the shares so retired, to-wit: One Hundred Ninety-Five Thousand Seven Hundred Sixty-One (195,761) shares.

  FOURTH: This Certificate shall become effective on March 1,1992.

  IN WITNESS WHEREOF, said Tenneco Inc. has caused this Certificate to be signed by E. J. Milan, Vice President and Controller, and attested by Karl A. Stewart, Secretary, this 21st day of February, 1992.

                                       TENNECO INC.

                                       BY:  /s/ E. J. Milan
                                       ---------------------------
                                       E. J. Milan, Vice President
                                       and Controller
ATTEST:

/s/ Karl A. Stewart
--------------------------
Karl A. Stewart, Secretary

                                 TENNECO INC.

                 CERTIFICATE OF RETIREMENT OF PREFERRED STOCK

                             REDEEMED OR PURCHASED
                 --------------------------------------------

  Tenneco Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY as follows:

  FIRST: That pursuant to the provisions of Section 160 of the General Corporation Law of the State of Delaware, and subject to the provisions of its Certificate of Incorporation, as amended, One Hundred Ninety-Five Thousand Seven Hundred Sixty-One (195,761) shares of its issued and outstanding $7.40 Cumulative Preferred Stock were purchased and/or redeemed by the Corporation and pursuant to the provisions of Section 243 of the General Corporation Law of the State of Delaware, such shares of stock have the status of retired shares.

  SECOND: That the Certificate of Incorporation of the corporation prohibits the reissuance of such retired shares of Cumulative Preferred Stock.

  THIRD: That pursuant to the provisions of Section 243 of the General Corporation Law of the State of Delaware, upon this Certificate becoming effective, the Certificate of Incorporation of the corporation shall be amended so that the authorized Cumulative Preferred Stock of the corporation shall be reduced by the aggregate of the shares so retired, to wit: One Hundred Ninety-Five Thousand Seven Hundred Sixty-One (195,761) shares.

  FOURTH: This Certificate shall become effective on March 1, 1993.

  IN WITNESS WHEREOF, said Tenneco Inc. has caused this Certificate to be signed by E. J. Milan, Vice President and Controller, and attested by Karl A. Stewart, Secretary, this 22nd day of February, 1993.


                                       TENNECO INC.

                                       BY:  /s/  E. J. Milan
                                       ---------------------------
                                       E. J. Milan, Vice President
                                       and Controller

ATTEST:

/s/ Karl A. Stewart
--------------------------
Karl A. Stewart, Secretary

                                 TENNECO INC.

                 CERTIFICATE OF RETIREMENT OF PREFERRED STOCK

                             REDEEMED OR PURCHASED
                 --------------------------------------------

  Tenneco Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY as follows:

  FIRST: That pursuant to the provisions of Section 160 of the General Corporation Law of the State of Delaware, and subject to the provisions of its Certificate of Incorporation, as amended, One Hundred Ninety-Five Thousand Seven Hundred Sixty-One (195,761) shares of its issued and outstanding $7.40 Cumulative Preferred Stock were purchased and/or redeemed by the corporation and pursuant to the provisions of Section 243 of the General Corporation Law of the State of Delaware, such shares of stock have the status of retired shares.

  SECOND: That the Certificate of Incorporation of the corporation prohibits the reissuance of such retired shares of Cumulative Preferred Stock.

  THIRD: That pursuant to the provisions of Section 243 of the General Corporation Law of the State of Delaware, upon this Certificate becoming effective, the Certificate of Incorporation of the corporation shall be amended so that the authorized Cumulative Preferred Stock of the corporation shall be reduced by the aggregate of the shares so retired, to-wit: One Hundred Ninety-Five Thousand Seven Hundred Sixty-One (195,761) shares.

  FOURTH: This Certificate shall become effective on March 1, 1994.

  IN WITNESS WHEREOF, said Tenneco Inc. has caused this Certificate to be signed by E. J. Milan, Vice President and Controller, and attested by James D. Gaughan, Assistant Secretary, this 14th day of February, 1994.

                                       TENNECO INC.

                                       By: /s/ E. J. Milan
                                       ---------------------------
                                       E. J. Milan, Vice President
                                       and Controller

ATTEST:

/s/ James D. Gaughan
--------------------
James D. Gaughan
Assistant Secretary

                                 TENNECO INC.

                 CERTIFICATE OF RETIREMENT OF PREFERRED STOCK

                             REDEEMED OR PURCHASED

  Tenneco Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY as follows:

  FIRST: That pursuant to the provisions of Section 160 of the General Corporation Law of the State of Delaware, and subject to the provisions of its Certificate of Incorporation, as amended, One Hundred Ninety-Five Thousand Seven Hundred Sixty-One (195,761) shares of its issued and outstanding $7.40 Cumulative Preferred Stock were purchased and/or redeemed by the corporation and pursuant to the provisions of Section 243 of the General Corporation Law of the State of Delaware, such shares of stock have the status of retired shares.

  SECOND: That the Certificate of Incorporation of the corporation prohibits the reissuance of such retired shares of Cumulative Preferred Stock.

  THIRD: That pursuant to the provisions of Section 243 of the General Corporation Law of the State of Delaware, upon this Certificate becoming effective, the Certificate of Incorporation of the corporation shall be amended so that the authorized Cumulative Preferred Stock of the corporation shall be reduced by the aggregate of the shares so retired, to-wit: One-Hundred Ninety-Five Thousand Seven Hundred Sixty-One (195,761) shares.

  FOURTH: This Certificate shall become effective on March 1, 1995.

  IN WITNESS WHEREOF, said Tenneco Inc. has caused this Certificate to be signed by E. J. Milan, Vice President and Controller, and attested by James D. Gaughan, Assistant Secretary, this 15th day of February, 1995.


                                           TENNECO INC.


                                                (SIGNATURE OF E. J. MILAN
                                           BY:         APPEARS HERE)
                                              ---------------------------------
                                               E. J. Milan, Vice President
ATTEST:                                        and Controller

(SIGNATURE OF JAMES D. GAUGHAN
         APPEARS HERE)
-------------------------------
James D. Gaughan
Assistant Secretary